Delaware Life NY Variable

Account D

Financial Statements as of and for the Year Ended December 31, 2021 and Reports of Independent Auditors

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

Index

December 31, 2021

Page(s)

Reports of Independent Auditors	1-5

Financial Statements

Statements of Assets and Liabilities	6-9

Statements of Operations	10-32

Statements of Changes in Net Assets	33-66

Notes to the Financial Statements	67-86

KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Delaware Life Insurance Company of New York and the Contract Owners of Delaware Life NY Variable Account D:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the sub-accounts listed in the Appendix that comprise the Delaware Life NY Variable Account D (the Sub-Accounts), as of December 31, 2021, the related statements of operations and changes in net assets for the year or period indicated in the Appendix, and the related notes (collectively, the financial statements) and the financial highlights in note 9 for the year or period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Sub-Accounts as of December 31, 2021, the results of their operations and changes in their net assets for the year or period indicated in the Appendix and the financial highlights for the year or period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Sub-Accounts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Sub-Accounts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2021, by correspondence with the transfer agent of the underlying mutual funds; when replies were not received from the transfer agent, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/KPMG LLP

We have served as the auditor of Delaware Life Insurance Company of New York’s separate accounts since 2021.

Boston, Massachusetts

April 28, 2022

Appendix

AB VPS Growth and Income Portfolio (Class B) Sub-Account (A71) (1)

Alger Mid Cap Growth Portfolio I-2 Sub-Account (A54) (1)

American Funds Insurance Series Growth Income Fund Class 2 Sub-Account (302) (1)

BlackRock Global Allocation V.I. Fund (Class III) Sub-Account (B18) (1)

Columbia Variable Portfolio - Large Cap Growth Fund Class 2 Sub-Account (C60) (1)

LVIP Delaware SMID Cap Core Fund - Standard Class Sub-Account (D37) (1)

DWS Small Cap Index VIP Class B Sub-Account (D55) (1)

DWS Small Mid Cap Value VIP Class A Sub-Account (S61) (1)

BNY Mellon Investment Portfolios: MidCap Stock Portfolio, Initial Shares Sub-Account (D18) (1)

Fidelity VIP Balanced Portfolio (Service Class 2) Sub-Account (FD7) (1)

Fidelity VIP Contrafund Portfolio (Service Class 2) Sub-Account (F24) (1)

Fidelity VIP Contrafund Portfolio (Service Class) Sub-Account (F29) (1)

Fidelity VIP Growth Portfolio (Service Class) Sub-Account (F21) (1)

Fidelity VIP Index 500 Portfolio (Service Class 2) Sub-Account (F26) (1)

Fidelity VIP Index 500 Portfolio (Service Class) Sub-Account (FM7) (1)

Fidelity VIP Mid Cap Portfolio (Service Class 2) Sub-Account (F41) (1)

Fidelity VIP Government Money Market Portfolio (Service Class) Sub-Account (FM8) (1)

Fidelity VIP Overseas Portfolio (Service Class) Sub-Account (F23) (1)

First Eagle Overseas Variable Fund Sub-Account (FE3) (1)

Franklin Templeton Foreign VIP Fund Class 2 Sub-Account (T20) (1)

Franklin Templeton Mutual Shares VIP Fund Class 2 Sub-Account (F54) (1)

Franklin Templeton Small Cap Value VIP Fund Class 2 Sub-Account (F53) (1)

Franklin Templeton Strategic Income VIP Fund Class 2 Sub-Account (T28) (1)

Goldman Sachs VIT Mid Cap Value Fund I Sub-Account (G32) (1)

Goldman Sachs VIT U.S Equity Insights Fund I Class Sub-Account (G31) (1)

Invesco V.I. Growth and Income Fund Series I Sub-Account (IB1) (1)

Invesco V.I. International Growth Fund I Sub-Account (A21) (1)

M Capital Appreciation Fund Sub-Account (MB0) (1)

M International Equity Fund Sub-Account (MB1) (1)

M Large Cap Growth Value Fund Sub-Account (MB5) (1)

M Large Cap Value Fund Sub-Account (MA9) (1)

MFS U.S. Government Money Market Portfolio Initial Class Sub-Account (MD8) (1)

MFS VIT Total Return Series Service Class Sub-Account (M35) (1)

MFS VIT I Growth Series Initial Class Sub-Account (M31) (1)

MFS VIT I Mid Cap Growth Series Initial Class Sub-Account (MF1) (1)

MFS VIT I New Discovery Series Initial Class Sub-Account (M05) (1)

MFS VIT I Total Return Bond Series Initial Class Sub-Account (M06) (1)

MFS VIT I Research Series Initial Class Sub-Account (M33) (1)

MFS VIT I Utilities Series Initial Class Sub-Account (M44) (1)

MFS VIT I Utilities Series Service Class Sub-Account (M40) (1)

MFS VIT I Value Series Initial Class Sub-Account (M83) (1)

MFS VIT I Value Series Service Class Sub-Account (M08) (1)

MFS VIT II Blended Research Core Equity Portfolio I Class Sub-Account (MB6) (1)

MFS VIT II Corporate Bond Portfolio S Class Sub-Account (MA0) (1)

MFS VIT II Emerging Markets Equity Portfolio S Class Sub-Account (MA1) (1)

MFS VIT II Government Securities Portfolio I Class Sub-Account (M96) (1)

MFS VIT II High Yield Portfolio I Class Sub-Account (MA6) (1)

MFS VIT II International Growth Portfolio I Class Sub-Account (M97) (1)

MFS VIT II International Growth Portfolio S Class Sub-Account (MD5) (1)

MFS VIT II Research International Portfolio S Class Sub-Account (ME3) (1)

MFS VIT III Blended Research Small Cap Equity Portfolio Initial Class Sub-Account (MB8) (1)

MFS VIT III Global Real Estate Portfolio Initial Class Sub-Account (MF6) (1)

MFS VIT III Growth Allocation Portfolio Initial Class Sub-Account (MF8) (1)

MFS VIT III Inflation Adjusted Bond Portfolio Initial Class Sub-Account (MG0) (1)

MFS VIT III Limited Maturity Portfolio Initial Class Sub-Account (MF2) (1)

MFS VIT III Mid Cap Value Portfolio Initial Class Sub-Account (MG3) (1)

MFS VIT III Moderate Allocation Portfolio Initial Class Sub-Account (MG5) (1)

MFS VIT III New Discovery Value Portfolio Initial Class Sub-Account (ME0) (1)

Morgan Stanley Variable Insurance Fund, Inc. Discovery Portfolio Class II Sub-Account (V43) (1)

Invesco V.I. Capital Appreciation Fund, Series I Sub-Account (O01) (1)

Invesco V.I. Global Fund, Series II Sub-Account (O20) (1)

PIMCO VIT CommodityRealReturnTM Strategy Portfolio Admin Class Sub-Account (P10) (1)

PIMCO VIT Emerging Markets Bond Portfolio Admin Class Sub-Account (PK8) (1)

PIMCO VIT Global Managed Asset Allocation Portfolio Administrative Class Sub-Account (PK9) (1)

PIMCO VIT Real Return Portfolio Admin Class Sub-Account (P06) (1)

PIMCO VIT Total Return Portfolio Admin Class Sub-Account (P07) (1)

T. Rowe Price Blue Chip Growth Portfolio Sub-Account (307) (1)

(1)	Statements of assets and liabilities as of December 31, 2021 and statements of operations and changes in net assets for the year ended December 31, 2021.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Delaware Life Insurance Company of New York and the Contract Owners of Variable Account D – FVUL:

Opinions on the Financial Statements

We have audited the accompanying statements of changes in net assets of each of the subaccounts of Variable Account D – FVUL for the period indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the changes in net assets of each of the subaccounts of Variable Account D – FVUL for the period indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

AB VPS Growth and Income Portfolio (Class B) Sub-Account (A71) (1)	MFS VIT I Growth Series Initial Class Sub-Account (M31) (1)

Alger Mid Cap Growth Portfolio I-2 Sub-Account (A54) (1)	MFS VIT I Mid Cap Growth Series Initial Class Sub-Account (MF1) (1)

American Funds Insurance Series Growth Income Fund Class 2 Sub-Account (302) (1)	MFS VIT I New Discovery Series Initial Class Sub-Account (M05) (1)

BlackRock Global Allocation V.I. Fund (Class III) Sub-Account (B18) (1)	MFS VIT I Total Return Bond Series Initial Class Sub-Account (M06) (1)

Columbia Variable Portfolio - Large Cap Growth Fund Class 2 Sub-Account (C60) (1)	MFS VIT I Research Series Initial Class Sub-Account (M33) (1)

Delaware VIP Smid Cap Core Series Standard Class Sub-Account (D37) (1)	MFS VIT I Utilities Series Initial Class Sub-Account (M44) (1)

DWS Small Cap Index VIP Class B Sub-Account (D55) (1)	MFS VIT I Utilities Series Service Class Sub-Account (M40) (1)

DWS Small Mid Cap Value VIP Class A Sub-Account (S61) (1)	MFS VIT I Value Series Initial Class Sub-Account (M83) (1)

BNY Mellon Investment Portfolios: MidCap Stock Portfolio, Initial Shares Sub-Account (D18) (1)	MFS VIT I Value Series Service Class Sub-Account (M08) (1)

Fidelity VIP Balanced Portfolio (Service Class 2) Sub-Account (FD7) (1)	MFS VIT II Blended Research Core Equity Portfolio I Class Sub-Account (MB6) (1)

Fidelity VIP Contrafund Portfolio (Service Class 2) Sub-Account (F24) (1)	MFS VIT II Corporate Bond Portfolio S Class Sub-Account (MA0) (1)

Fidelity VIP Contrafund Portfolio (Service Class) Sub-Account (F29) (1)	MFS VIT II Emerging Markets Equity Portfolio S Class Sub-Account (MA1) (1)

Fidelity VIP Growth Portfolio (Service Class) Sub-Account (F21) (1)	MFS VIT II Government Securities Portfolio I Class Sub-Account (M96) (1)

Fidelity VIP Index 500 Portfolio (Service Class 2) Sub-Account (F26) (1)	MFS VIT II High Yield Portfolio I Class Sub-Account (MA6) (1)

Fidelity VIP Index 500 Portfolio (Service Class) Sub-Account (FM7) (1)	MFS VIT II International Growth Portfolio I Class Sub-Account (M97) (1)

Fidelity VIP Mid Cap Portfolio (Service Class 2) Sub-Account (F41) (1)	MFS VIT II International Growth Portfolio S Class Sub-Account (MD5) (1)

Fidelity VIP Government Money Market Portfolio (Service Class) Sub-Account (FM8) (1)	MFS VIT II Research International Portfolio S Class Sub-Account (ME3) (1)

Fidelity VIP Overseas Portfolio (Service Class) Sub-Account (F23) (1)	MFS VIT III Blended Research Small Cap Equity Portfolio Initial Class Sub-Account (MB8) (1)

First Eagle Overseas Variable Fund Sub-Account (FE3) (1)	MFS VIT III Global Real Estate Portfolio Initial Class Sub-Account (MF6) (1)

Franklin Templeton Foreign VIP Fund Class 2 Sub-Account (T20) (1)	MFS VIT III Growth Allocation Portfolio Initial Class Sub-Account (MF8) (1)

Franklin Templeton Growth VIP Fund Class 2 Sub-Account (F56) (1)	MFS VIT III Inflation Adjusted Bond Portfolio Initial Class Sub-Account (MG0) (1)

Franklin Templeton Mutual Shares VIP Fund Class 2 Sub-Account (F54) (1)	MFS VIT III Limited Maturity Portfolio Initial Class Sub-Account (MF2) (1)

Franklin Templeton Small Cap Value VIP Fund Class 2 Sub-Account (F53) (1)	MFS VIT III Mid Cap Value Portfolio Initial Class Sub-Account (MG3) (1)

Franklin Templeton Strategic Income VIP Fund Class 2 Sub-Account (T28) (1)	MFS VIT III Moderate Allocation Portfolio Initial Class Sub-Account (MG5) (1)

PricewaterhouseCoopers LLP, 185 Asylum Street, Suite 2400, Hartford, CT 06103-3404

T: (860) 241 7000, www.pwc.com/us

Goldman Sachs VIT Mid Cap Value Fund I Sub-Account (G32) (1)	MFS VIT III New Discovery Value Portfolio Initial Class Sub-Account (ME0) (1)
Goldman Sachs VIT U.S Equity Insights Fund I Class Sub-Account (G31) (1)	Morgan Stanley Variable Insurance Fund, Inc. Discovery Portfolio Class II Sub-Account (V43) (1)
Invesco V.I. Growth and Income Fund Series I Sub-Account (IB1) (1)	Invesco Oppenheimer V.I. Capital Appreciation Fund, Series I Sub-Account (O01) (1)
Invesco V.I. International Growth Fund I Sub-Account (A21) (1)	Invesco Oppenheimer V.I. Global Fund, Series II Sub-Account (O20) (1)
M Capital Appreciation Fund Sub-Account (MB0) (1)	PIMCO VIT CommodityRealReturnTM Strategy Portfolio Admin Class Sub-Account (P10) (1)
M International Equity Fund Sub-Account (MB1) (1)	PIMCO VIT Emerging Markets Bond Portfolio Admin Class Sub-Account (PK8) (1)
M Large Cap Growth Value Fund Sub-Account (MB5) (1)	PIMCO VIT Global Managed Asset Allocation Portfolio Administrative Class Sub-Account (PK9) (1)
M Large Cap Value Fund Sub-Account (MA9) (1)	PIMCO VIT Real Return Portfolio Admin Class Sub-Account (P06) (1)
MFS U.S. Government Money Market Portfolio Initial Class Sub-Account (MD8) (1)	PIMCO VIT Total Return Portfolio Admin Class Sub-Account (P07) (1)
MFS VIT Total Return Series Service Class Sub-Account (M35) (1)	T. Rowe Price Blue Chip Growth Portfolio Sub-Account (307) (1)
(1) Statement of changes in net assets for the year ended December 31, 2020.

Basis for Opinions

These financial statements are the responsibility of the Delaware Life Insurance Company of New York management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of Variable Account D – FVUL based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of Variable Account D – FVUL in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2020 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Hartford, CT

April 28, 2021

We served as the auditor of one or more of the subaccounts of Variable Account D – FVUL from 2013 to 2020.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2021

		Assets
	Shares	Cost	Investments at fair value	Total Assets	Net Assets
AB VPS Growth and Income Portfolio (Class B) Sub-Account (A71)	3,702	$108,949	$133,705	$133,705	$133,705
Alger Mid Cap Growth Portfolio I-2 Sub-Account (A54)	1,143	27,005	25,361	25,361	25,361
American Funds IS Washington Mutual Investors Fund Class 2 Sub-Account (308) ¹ ²	—	—	—	—	—
American Funds IS Capital World Growth and Income Fund Class 2 Sub-Account (309) ¹ ²	—	—	1	1	1
American Funds Insurance Series Growth Income Fund Class 2 Sub-Account (302)	688	32,085	45,695	45,695	45,695
American Funds IS American High-Income Trust Class 2 Sub-Account (305) ¹ ²	—	—	—	—	—
BlackRock Global Allocation V.I. Fund (Class III) Sub-Account (B18)	4,925	71,742	70,828	70,828	70,828
Columbia Variable Portfolio - Large Cap Growth Fund Class 2 Sub-Account (C60)	1,220	16,831	44,966	44,966	44,966
LVIP Delaware SMID Cap Core Fund - Standard Class Sub-Account (D37) ²	554	12,367	15,567	15,567	15,567
DWS Small Cap Index VIP Class B Sub-Account (D55)	1,684	24,983	31,377	31,377	31,377
DWS Small Mid Cap Value VIP Class A Sub-Account (S61)	887	12,604	13,725	13,725	13,725
BNY Mellon Investment Portfolios: MidCap Stock Portfolio, Initial Shares Sub-Account (D18)	6,794	117,796	168,281	168,281	168,281
Fidelity VIP Balanced Portfolio (Service Class 2) Sub-Account (FD7)	10,184	175,394	249,709	249,709	249,709
Fidelity VIP Contrafund Portfolio (Service Class 2) Sub-Account (F24)	1,423	49,755	74,728	74,728	74,728
Fidelity VIP Contrafund Portfolio (Service Class) Sub-Account (F29)	3,124	110,615	168,680	168,680	168,680
Fidelity VIP Growth Portfolio (Service Class) Sub-Account (F21)	52	3,755	5,292	5,292	5,292
Fidelity VIP Index 500 Portfolio (Service Class 2) Sub-Account (F26)	341	80,421	157,871	157,871	157,871
Fidelity VIP Index 500 Portfolio (Service Class) Sub-Account (FM7)	825	163,976	384,703	384,703	384,703
Fidelity VIP Mid Cap Portfolio (Service Class 2) Sub-Account (F41)	2,582	83,807	101,677	101,677	101,677
Fidelity VIP Government Money Market Portfolio (Service Class) Sub-Account (FM8)	11,391	11,391	11,391	11,391	11,391
Fidelity VIP Overseas Portfolio (Service Class) Sub-Account (F23)	5,788	116,315	168,594	168,594	168,594
First Eagle Overseas Variable Fund Sub-Account (FE3)	681	17,973	17,970	17,970	17,970
Franklin Templeton Foreign VIP Fund Class 2 Sub-Account (T20)	5,855	79,282	79,575	79,575	79,575
Franklin Templeton Growth VIP Fund Class 2 Sub-Account (F56)	—	—	—	—	—
Franklin Templeton Mutual Shares VIP Fund Class 2 Sub-Account (F54)	532	9,791	10,222	10,222	10,222
Franklin Templeton Small Cap Value VIP Fund Class 2 Sub-Account (F53)	2,597	43,200	45,551	45,551	45,551
Franklin Templeton Strategic Income VIP Fund Class 2 Sub-Account (T28)	790	9,326	8,079	8,079	8,079
Goldman Sachs VIT Mid Cap Value Fund I Sub-Account (G32)	5	78	96	96	96
Goldman Sachs VIT U.S Equity Insights Fund I Class Sub-Account (G31)	900	16,291	18,059	18,059	18,059
Invesco V.I. Growth and Income Fund Series I Sub-Account (IB1)	152	3,030	3,607	3,607	3,607
Invesco V.I. International Growth Fund I Sub-Account (A21)	947	34,518	39,221	39,221	39,221
M Capital Appreciation Fund Sub-Account (MB0)	1,213	31,997	34,326	34,326	34,326
M International Equity Fund Sub-Account (MB1)	2,002	24,422	28,923	28,923	28,923
M Large Cap Growth Value Fund Sub-Account (MB5)	2,107	56,943	71,371	71,371	71,371
M Large Cap Value Fund Sub-Account (MA9)	2,622	33,153	40,352	40,352	40,352
MFS U.S. Government Money Market Portfolio Initial Class Sub-Account (MD8)	68,640	68,640	68,640	68,640	68,640
MFS VIT Total Return Series Service Class Sub-Account (M35)	992	22,273	26,968	26,968	26,968
MFS VIT I Growth Series Initial Class Sub-Account (M31)	717	41,978	56,872	56,872	56,872
MFS VIT I Mid Cap Growth Series Initial Class Sub-Account (MF1)	5,670	57,824	66,450	66,450	66,450
MFS VIT I New Discovery Series Initial Class Sub-Account (M05)	479	9,480	11,149	11,149	11,149
MFS VIT I Total Return Bond Series Initial Class Sub-Account (M06)	12,222	159,425	166,581	166,581	166,581
MFS VIT I Research Series Initial Class Sub-Account (M33)	1,256	35,966	48,484	48,484	48,484
MFS VIT I Utilities Series Initial Class Sub-Account (M44)	71	2,230	2,711	2,711	2,711
MFS VIT I Utilities Series Service Class Sub-Account (M40)	536	18,754	20,173	20,173	20,173
MFS VIT I Value Series Initial Class Sub-Account (M83)	3,786	71,112	93,588	93,588	93,588
MFS VIT I Value Series Service Class Sub-Account (M08)	6,361	119,402	153,680	153,680	153,680
MFS VIT II Blended Research Core Equity Portfolio I Class Sub-Account (MB6)	89	4,231	6,074	6,074	6,074
MFS VIT II Corporate Bond Portfolio S Class Sub-Account (MA0)	4,051	48,350	47,644	47,644	47,644
MFS VIT II Emerging Markets Equity Portfolio S Class Sub-Account (MA1)	163	2,333	2,562	2,562	2,562
MFS VIT II Government Securities Portfolio I Class Sub-Account (M96)	1,136	13,683	14,015	14,015	14,015

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2021

		Assets
	Shares	Cost	Investments at fair value	Total Assets	Net Assets
MFS VIT II High Yield Portfolio I Class Sub-Account (MA6)	7,914	$44,438	$44,240	$44,240	$44,240
MFS VIT II International Growth Portfolio I Class Sub-Account (M97)	610	8,451	10,228	10,228	10,228
MFS VIT II International Growth Portfolio S Class Sub-Account (MD5)	2,472	34,037	40,916	40,916	40,916
MFS VIT II Research International Portfolio S Class Sub-Account (ME3)	41	579	768	768	768
MFS VIT III Blended Research Small Cap Equity Portfolio Initial Class Sub-Account (MB8)	2,302	25,855	32,283	32,283	32,283
MFS VIT III Global Real Estate Portfolio Initial Class Sub-Account (MF6)	3,434	48,760	65,959	65,959	65,959
MFS VIT III Growth Allocation Portfolio Initial Class Sub-Account (MF8)	1	14	16	16	16
MFS VIT III Inflation Adjusted Bond Portfolio Initial Class Sub-Account (MG0)	2,248	24,528	26,818	26,818	26,818
MFS VIT III Limited Maturity Portfolio Initial Class Sub-Account (MF2)	40,021	410,941	408,610	408,610	408,610
MFS VIT III Mid Cap Value Portfolio Initial Class Sub-Account (MG3)	6,754	55,532	74,900	74,900	74,900
MFS VIT III Moderate Allocation Portfolio Initial Class Sub-Account (MG5)	100,922	1,412,127	1,461,346	1,461,346	1,461,346
MFS VIT III New Discovery Value Portfolio Initial Class Sub-Account (ME0)	1,322	11,705	15,074	15,074	15,074
Morgan Stanley Variable Insurance Fund, Inc. Discovery Portfolio Class II Sub-Account (V43)	2,099	48,703	33,668	33,668	33,668
Invesco V.I. Capital Appreciation Fund, Series I Sub-Account (O01) ²	262	14,520	21,465	21,465	21,465
Invesco V.I. Global Fund, Series II Sub-Account (O20) ²	883	35,221	49,624	49,624	49,624
PIMCO VIT CommodityRealReturnTM Strategy Portfolio Admin Class Sub-Account (P10)	2,188	13,920	16,932	16,932	16,932
PIMCO VIT Emerging Markets Bond Portfolio Admin Class Sub-Account (PK8)	7,830	101,481	98,029	98,029	98,029
PIMCO VIT Global Managed Asset Allocation Portfolio Administrative Class Sub-Account (PK9) [4]	—	—	—	—	—
PIMCO VIT Real Return Portfolio Admin Class Sub-Account (P06)	2,033	25,561	28,438	28,438	28,438
PIMCO VIT Total Return Portfolio Admin Class Sub-Account (P07)	4,360	47,069	46,917	46,917	46,917
T. Rowe Price Blue Chip Growth Portfolio Sub-Account (307)	6,259	205,177	332,487	332,487	332,487

[1]	This Sub-Account is active at December 31, 2021 but has had zero balance for more than five years. Therefore, this Sub-Account is only disclosed in the Statements of Assets and Liabilities.

[2]	This Sub-Account had a name change in 2021. Refer to Note 1 in the Variable Account’s Notes to Financial Statements for more information.

[3]

This sub-account is active but had zero balance as of December 31, 2021, and no activity for the years ended December 31, 2021 and 2020, respectively. Therefore, this sub-account is not disclosed in the Statements of Operations and Statements of Changes in Net Assets.

[4]	This Sub-Account is active but had zero balance at December 31, 2021.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2021

	Total Units	Net Assets
A71	3,369	$133,705
A54	402	25,361
302	880	45,695
B18	2,707	70,828
C60	1,487	44,966
D37	210	15,567
D55	439	31,377
S61	292	13,725
D18	3,474	168,281
FD7	5,601	249,709
F24	1,450	74,728
F29	2,156	168,680
F21	91	5,292
F26	3,770	157,871
FM7	7,360	384,703
F41	2,819	101,677
FM8	877	11,391
F23	5,324	168,594
FE3	917	17,970
T20	2,674	79,575
F56	—	—
F54	508	10,222
F53	1,347	45,551
T28	445	8,079
G32	2	96
G31	373	18,059
IB1	79	3,607
A21	1,090	39,221
MB0	874	34,326
MB1	2,377	28,923
MB5	1,519	71,371

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2021

	Total Units	Net Assets
MA9	1,618	$40,352
MD8	6,635	68,640
M35	1,355	26,968
M31	1,107	56,872
MF1	1,395	66,450
M05	285	11,149
M06	12,473	166,581
M33	1,287	48,484
M44	158	2,711
M40	1,210	20,173
M83	2,987	93,588
M08	7,195	153,680
MB6	122	6,074
MA0	2,241	47,644
MA1	152	2,562
M96	652	14,015
MA6	1,297	44,240
M97	306	10,228
MD5	1,266	40,916
ME3	48	768
MB8	604	32,283
MF6	1,029	65,959
MF8	—	16
MG0	1,603	26,818
MF2	30,983	408,610
MG3	1,875	74,900
MG5	44,292	1,461,346
ME0	311	15,074
V43	327	33,668
O01	365	21,465
O20	1,205	49,624
P10	2,177	16,932
PK8	2,836	98,029
PK9	—	—
P06	1,160	28,438
P07	1,911	46,917
307	3,902	332,487

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2021

	A71 Sub-Account	A54 Sub-Account	302 Sub-Account
Income:
Dividend income	$785	$—	$477
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	945	33,253	70
Realized gain distributions	—	9,045	407

Net realized gains (losses)	945	42,298	477

Net change in unrealized appreciation (depreciation)	27,879	(34,649)	7,952

Net realized and change in unrealized gains (losses)	28,824	7,649	8,429

Net increase (decrease) in net assets from operations	$29,609	$7,649	$8,906

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	B18 Sub-Account	C60 Sub-Account	D37 Sub-Account
Income:
Dividend income	$588	$—	$353
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	874	2,242	4,409
Realized gain distributions	11,790	—	2,810

Net realized gains (losses)	12,664	2,242	7,219

Net change in unrealized appreciation (depreciation)	(8,803)	8,017	935

Net realized and change in unrealized gains (losses)	3,861	10,259	8,154

Net increase (decrease) in net assets from operations	$4,449	$10,259	$8,507

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	D55 Sub-Account	S61 Sub-Account	D18 Sub-Account
Income:
Dividend income	$175	$157	$944
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	194	14	2,045
Realized gain distributions	1,822	—	955

Net realized gains (losses)	2,016	14	3,000

Net change in unrealized appreciation (depreciation)	1,756	3,045	30,528

Net realized and change in unrealized gains (losses)	3,772	3,059	33,528

Net increase (decrease) in net assets from operations	$3,947	$3,216	$34,472

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	FD7 Sub-Account	F24 Sub-Account	F29 Sub-Account
Income:
Dividend income	$1,826	$18	$69
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	19,094	132	1,014
Realized gain distributions	20,065	8,546	18,979

Net realized gains (losses)	39,159	8,678	19,993

Net change in unrealized appreciation (depreciation)	3,308	7,479	16,582

Net realized and change in unrealized gains (losses)	42,467	16,157	36,575

Net increase (decrease) in net assets from operations	$44,293	$16,175	$36,644

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	F21 Sub-Account	F26 Sub-Account	FM7 Sub-Account
Income:
Dividend income	$—	$1,516	$4,034
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	69	10,717	5,515
Realized gain distributions	994	1,113	2,380

Net realized gains (losses)	1,063	11,830	7,895

Net change in unrealized appreciation (depreciation)	(76)	23,392	71,857

Net realized and change in unrealized gains (losses)	987	35,222	79,752

Net increase (decrease) in net assets from operations	$987	$36,738	$83,786

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	F41 Sub-Account	FM8 Sub-Account	F23 Sub-Account
Income:
Dividend income	$348	$1	$706
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	2,181	—	1,307
Realized gain distributions	15,830	—	11,729

Net realized gains (losses)	18,011	—	13,036

Net change in unrealized appreciation (depreciation)	2,957	—	13,583

Net realized and change in unrealized gains (losses)	20,968	—	26,619

Net increase (decrease) in net assets from operations	$21,316	$1	$27,325

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	FE3 Sub-Account	T20 Sub-Account	F54 Sub-Account
Income:
Dividend income	$168	$1,504	$293
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(99)	(187)	(201)
Realized gain distributions	51	—	—

Net realized gains (losses)	(48)	(187)	(201)

Net change in unrealized appreciation (depreciation)	638	1,778	1,845

Net realized and change in unrealized gains (losses)	590	1,591	1,644

Net increase (decrease) in net assets from operations	$758	$3,095	$1,937

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	F53 Sub-Account	T28 Sub-Account	G32 Sub-Account
Income:
Dividend income	$442	$266	$—
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(70)	(17)	1
Realized gain distributions	1,170	—	12

Net realized gains (losses)	1,100	(17)	13

Net change in unrealized appreciation (depreciation)	7,649	(82)	8

Net realized and change in unrealized gains (losses)	8,749	(99)	21

Net increase (decrease) in net assets from operations	$9,191	$167	$21

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	G31 Sub-Account	IB1 Sub-Account	A21 Sub-Account
Income:
Dividend income	$135	$53	$770
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	47	(17)	4,336
Realized gain distributions	3,905	—	4,067

Net realized gains (losses)	3,952	(17)	8,403

Net change in unrealized appreciation (depreciation)	12	755	(4,849)

Net realized and change in unrealized gains (losses)	3,964	738	3,554

Net increase (decrease) in net assets from operations	$4,099	$791	$4,324

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	MB0 Sub-Account	MB1 Sub-Account	MB5 Sub-Account
Income:
Dividend income	$—	$688	$—
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	175	356	1,217
Realized gain distributions	5,691	—	12,183

Net realized gains (losses)	5,866	356	13,400

Net change in unrealized appreciation (depreciation)	(497)	1,852	(555)

Net realized and change in unrealized gains (losses)	5,369	2,208	12,845

Net increase (decrease) in net assets from operations	$5,369	$2,896	$12,845

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	MA9 Sub-Account	MD8 Sub-Account	M35 Sub-Account
Income:
Dividend income	$613	$—	$419
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	511	—	47
Realized gain distributions	—	—	1,270

Net realized gains (losses)	511	—	1,317

Net change in unrealized appreciation (depreciation)	8,585	—	1,562

Net realized and change in unrealized gains (losses)	9,096	—	2,879

Net increase (decrease) in net assets from operations	$9,709	$—	$3,298

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	M31 Sub-Account	MF1 Sub-Account	M05 Sub-Account
Income:
Dividend income	$—	$—	$—
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	3,957	16,914	121
Realized gain distributions	7,120	18,246	1,751

Net realized gains (losses)	11,077	35,160	1,872

Net change in unrealized appreciation (depreciation)	263	(21,928)	(1,650)

Net realized and change in unrealized gains (losses)	11,340	13,232	222

Net increase (decrease) in net assets from operations	$11,340	$13,232	$222

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	M06 Sub-Account	M33 Sub-Account	M44 Sub-Account
Income:
Dividend income	$4,486	$242	$44
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	204	1,153	12
Realized gain distributions	12	2,537	86

Net realized gains (losses)	216	3,690	98

Net change in unrealized appreciation (depreciation)	(6,112)	5,939	193

Net realized and change in unrealized gains (losses)	(5,896)	9,629	291

Net increase (decrease) in net assets from operations	$(1,410)	$9,871	$335

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	M40 Sub-Account	M83 Sub-Account	M08 Sub-Account
Income:
Dividend income	$287	$1,161	$1,650
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	—	1,097	1,250
Realized gain distributions	648	1,934	3,244

Net realized gains (losses)	648	3,031	4,494

Net change in unrealized appreciation (depreciation)	1,522	15,162	25,371

Net realized and change in unrealized gains (losses)	2,170	18,193	29,865

Net increase (decrease) in net assets from operations	$2,457	$19,354	$31,515

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	MB6 Sub-Account	MA0 Sub-Account	MA1 Sub-Account
Income:
Dividend income	$61	$1,292	$9
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	75	6	340
Realized gain distributions	380	940	—

Net realized gains (losses)	455	946	340

Net change in unrealized appreciation (depreciation)	870	(3,050)	(528)

Net realized and change in unrealized gains (losses)	1,325	(2,104)	(188)

Net increase (decrease) in net assets from operations	$1,386	$(812)	$(179)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	M96 Sub-Account	MA6 Sub-Account	M97 Sub-Account
Income:
Dividend income	$298	$2,723	$50
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	162	(61)	489
Realized gain distributions	—	—	410

Net realized gains (losses)	162	(61)	899

Net change in unrealized appreciation (depreciation)	(754)	(845)	62

Net realized and change in unrealized gains (losses)	(592)	(906)	961

Net increase (decrease) in net assets from operations	$(294)	$1,817	$1,011

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	MD5 Sub-Account	ME3 Sub-Account	MB8 Sub-Account
Income:
Dividend income	$156	$5	$278
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	387	10	241
Realized gain distributions	1,663	37	—

Net realized gains (losses)	2,050	47	241

Net change in unrealized appreciation (depreciation)	1,193	29	7,508

Net realized and change in unrealized gains (losses)	3,243	76	7,749

Net increase (decrease) in net assets from operations	$3,399	$81	$8,027

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	MF6 Sub-Account	MF8 Sub-Account	MG0 Sub-Account
Income:
Dividend income	$878	$—	$277
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	469	147,396	19
Realized gain distributions	—	1	442

Net realized gains (losses)	469	147,397	461

Net change in unrealized appreciation (depreciation)	13,833	(84,802)	(309)

Net realized and change in unrealized gains (losses)	14,302	62,595	152

Net increase (decrease) in net assets from operations	$15,180	$62,595	$429

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	MF2 Sub-Account	MG3 Sub-Account	MG5 Sub-Account
Income:
Dividend income	$8,466	$551	$28,477
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	222	743	2,911
Realized gain distributions	709	466	63,752

Net realized gains (losses)	931	1,209	66,663

Net change in unrealized appreciation (depreciation)	(9,022)	16,422	14,225

Net realized and change in unrealized gains (losses)	(8,091)	17,631	80,888

Net increase (decrease) in net assets from operations	$375	$18,182	$109,365

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	ME0 Sub-Account	V43 Sub-Account	O01 Sub-Account
Income:
Dividend income	$111	$—	$—
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	62	18	115
Realized gain distributions	316	15,022	1,083

Net realized gains (losses)	378	15,040	1,198

Net change in unrealized appreciation (depreciation)	3,885	(19,250)	2,767

Net realized and change in unrealized gains (losses)	4,263	(4,210)	3,965

Net increase (decrease) in net assets from operations	$4,374	$(4,210)	$3,965

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	O20 Sub-Account	P10 Sub-Account	PK8 Sub-Account
Income:
Dividend income	$—	$672	$5,403
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	119	50	(3,812)
Realized gain distributions	2,517	—	—

Net realized gains (losses)	2,636	50	(3,812)

Net change in unrealized appreciation (depreciation)	3,931	3,591	(4,812)

Net realized and change in unrealized gains (losses)	6,567	3,641	(8,624)

Net increase (decrease) in net assets from operations	$6,567	$4,313	$(3,221)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	PK9 Sub-Account	P06 Sub-Account	P07 Sub-Account
Income:
Dividend income	$339	$1,411	$884
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	3,921	160	359
Realized gain distributions	—	—	2,049

Net realized gains (losses)	3,921	160	2,408

Net change in unrealized appreciation (depreciation)	(2,485)	6	(3,990)

Net realized and change in unrealized gains (losses)	1,436	166	(1,582)

Net increase (decrease) in net assets from operations	$1,775	$1,577	$(698)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

307
Sub-Account
Income:
Dividend income	$—
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	32,319
Realized gain distributions	35,471

Net realized gains (losses)	67,790

Net change in unrealized appreciation (depreciation)	(10,653)

Net realized and change in unrealized gains (losses)	57,137

Net increase (decrease) in net assets from operations	$57,137

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	A71 Sub-Account		A54 Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Operations:
Net investment income (loss)	$785	$1,397	$—	$—
Net realized gains (losses)	945	2,614	42,298	8,472
Net change in unrealized appreciation (depreciation)	27,879	(3,283)	(34,649)	18,453

Increase (decrease) in net assets from operations	29,609	728	7,649	26,925

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	2,099	2,576	90	90
Transfers between Sub-Accounts (including the Fixed Account), net	1,398	(7,698)	(46,765)	—
Withdrawals, surrenders, annuitizations and contract charges	(442)	(414)	(127)	(107)
Mortality and expense risk charges	—	—	—	—
Cost of insurance and administrative expense charges	(7,546)	(9,319)	(3,161)	(2,538)

Net increase/decrease from Contract Owner Transactions	(4,491)	(14,855)	(49,963)	(2,555)

Total increase (decrease) in net assets	25,118	(14,127)	(42,314)	24,370
Net assets at beginning of year	108,587	122,714	67,675	43,305

Net assets at end of year	$133,705	$108,587	$25,361	$67,675

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	302 Sub-Account		B18 Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Operations:
Net investment income (loss)	$477	$450	$588	$802
Net realized gains (losses)	477	1,025	12,664	8,214
Net change in unrealized appreciation (depreciation)	7,952	2,901	(8,803)	3,561

Increase (decrease) in net assets from operations	8,906	4,376	4,449	12,577

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	—	—	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	—	41	—	(424)
Withdrawals, surrenders, annuitizations and contract charges	(1)	—	(10)	(9)
Mortality and expense risk charges	(32)	(65)	(86)	(112)
Cost of insurance and administrative expense charges	(286)	(352)	(3,701)	(3,801)

Net increase/decrease from Contract Owner Transactions	(319)	(376)	(3,797)	(4,346)

Total increase (decrease) in net assets	8,587	4,000	652	8,231
Net assets at beginning of year	37,108	33,108	70,176	61,945

Net assets at end of year	$45,695	$37,108	$70,828	$70,176

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	C60 Sub-Account		D37 Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Operations:
Net investment income (loss)	$—	$—	$353	$162
Net realized gains (losses)	2,242	1,050	7,219	542
Net change in unrealized appreciation (depreciation)	8,017	8,618	935	2,606

Increase (decrease) in net assets from operations	10,259	9,668	8,507	3,310

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	1,002	1,002	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	(2,714)	(1,563)	(26,402)	—
Withdrawals, surrenders, annuitizations and contract charges	(32)	(29)	(54)	(47)
Mortality and expense risk charges	—	—	—	—
Cost of insurance and administrative expense charges	(841)	(739)	(1,774)	(1,468)

Net increase/decrease from Contract Owner Transactions	(2,585)	(1,329)	(28,230)	(1,515)

Total increase (decrease) in net assets	7,674	8,339	(19,723)	1,795
Net assets at beginning of year	37,292	28,953	35,290	33,495

Net assets at end of year	$44,966	$37,292	$15,567	$35,290

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	D55 Sub-Account		S61 Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Operations:
Net investment income (loss)	$175	$222	$157	$124
Net realized gains (losses)	2,016	3,362	14	694
Net change in unrealized appreciation (depreciation)	1,756	787	3,045	(899)

Increase (decrease) in net assets from operations	3,947	4,371	3,216	(81)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	452	452	255	255
Transfers between Sub-Accounts (including the Fixed Account), net	—	(3,377)	—	—
Withdrawals, surrenders, annuitizations and contract charges	(150)	(131)	(42)	(33)
Mortality and expense risk charges	—	—	—	—
Cost of insurance and administrative expense charges	(718)	(666)	(261)	(228)

Net increase/decrease from Contract Owner Transactions	(416)	(3,722)	(48)	(6)

Total increase (decrease) in net assets	3,531	649	3,168	(87)
Net assets at beginning of year	27,846	27,197	10,557	10,644

Net assets at end of year	$31,377	$27,846	$13,725	$10,557

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	D18 Sub-Account		FD7 Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Operations:
Net investment income (loss)	$944	$966	$1,826	$2,913
Net realized gains (losses)	3,000	6,627	39,159	5,724
Net change in unrealized appreciation (depreciation)	30,528	1,719	3,308	39,680

Increase (decrease) in net assets from operations	34,472	9,312	44,293	48,317

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	2,836	3,472	1,501	1,501
Transfers between Sub-Accounts (including the Fixed Account), net	1,794	(9,160)	—	2
Withdrawals, surrenders, annuitizations and contract charges	(569)	(488)	(49,217)	(530)
Mortality and expense risk charges	—	—	(199)	(449)
Cost of insurance and administrative expense charges	(3,506)	(3,184)	(10,806)	(12,664)

Net increase/decrease from Contract Owner Transactions	555	(9,360)	(58,721)	(12,140)

Total increase (decrease) in net assets	35,027	(48)	(14,428)	36,177
Net assets at beginning of year	133,254	133,302	264,137	227,960

Net assets at end of year	$168,281	$133,254	$249,709	$264,137

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	F24 Sub-Account		F29 Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Operations:
Net investment income (loss)	$18	$38	$69	$167
Net realized gains (losses)	8,678	396	19,993	1,090
Net change in unrealized appreciation (depreciation)	7,479	13,135	16,582	29,839

Increase (decrease) in net assets from operations	16,175	13,569	36,644	31,096

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	—	—	1,447	1,447
Transfers between Sub-Accounts (including the Fixed Account), net	—	201	(444)	(339)
Withdrawals, surrenders, annuitizations and contract charges	(1)	(1)	(356)	(316)
Mortality and expense risk charges	(50)	(101)	—	—
Cost of insurance and administrative expense charges	(454)	(546)	(2,101)	(2,006)

Net increase/decrease from Contract Owner Transactions	(505)	(447)	(1,454)	(1,214)

Total increase (decrease) in net assets	15,670	13,122	35,190	29,882
Net assets at beginning of year	59,058	45,936	133,490	103,608

Net assets at end of year	$74,728	$59,058	$168,680	$133,490

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	F21 Sub-Account		F26 Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Operations:
Net investment income (loss)	$—	$2	$1,516	$1,884
Net realized gains (losses)	1,063	357	11,830	5,449
Net change in unrealized appreciation (depreciation)	(76)	928	23,392	13,831

Increase (decrease) in net assets from operations	987	1,287	36,738	21,164

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	194	194	3,309	3,309
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	(7,368)	(2,356)
Withdrawals, surrenders, annuitizations and contract charges	(28)	(25)	(93)	(108)
Mortality and expense risk charges	—	—	(45)	(62)
Cost of insurance and administrative expense charges	(105)	(92)	(12,404)	(11,191)

Net increase/decrease from Contract Owner Transactions	61	77	(16,601)	(10,408)

Total increase (decrease) in net assets	1,048	1,364	20,137	10,756
Net assets at beginning of year	4,244	2,880	137,734	126,978

Net assets at end of year	$5,292	$4,244	$157,871	$137,734

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	FM7 Sub-Account		F41 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$4,034	$4,227	$348	$285
Net realized gains (losses)	7,895	21,300	18,011	(560)
Net change in unrealized appreciation (depreciation)	71,857	20,475	2,957	13,354

Increase (decrease) in net assets from operations	83,786	46,002	21,316	13,079

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	4,042	4,943	1,025	1,025
Transfers between Sub-Accounts (including the Fixed Account), net	18,545	(21,343)	(2,367)	(582)
Withdrawals, surrenders, annuitizations and contract charges	(1,247)	(1,103)	(38)	(29)
Mortality and expense risk charges	—	—	(50)	(83)
Cost of insurance and administrative expense charges	(8,181)	(7,028)	(4,909)	(4,194)

Net increase/decrease from Contract Owner Transactions	13,159	(24,531)	(6,339)	(3,863)

Total increase (decrease) in net assets	96,945	21,471	14,977	9,216
Net assets at beginning of year	287,758	266,287	86,700	77,484

Net assets at end of year	$384,703	$287,758	$101,677	$86,700

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	FM8 Sub-Account		F23 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$1	$35	$706	$429
Net realized gains (losses)	—	—	13,036	5,141
Net change in unrealized appreciation (depreciation)	—	—	13,583	13,730

Increase (decrease) in net assets from operations	1	35	27,325	19,300

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	577	577	3,019	3,814
Transfers between Sub-Accounts (including the Fixed Account), net	608	(2,223)	1,975	(10,529)
Withdrawals, surrenders, annuitizations and contract charges	(36)	(43)	(613)	(583)
Mortality and expense risk charges	—	—	—	—
Cost of insurance and administrative expense charges	(242)	(354)	(3,299)	(3,332)

Net increase/decrease from Contract Owner Transactions	907	(2,043)	1,082	(10,630)

Total increase (decrease) in net assets	908	(2,008)	28,407	8,670
Net assets at beginning of year	10,483	12,491	140,187	131,517

Net assets at end of year	$11,391	$10,483	$168,594	$140,187

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	FE3 Sub-Account		T20 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$168	$423	$1,504	$2,362
Net realized gains (losses)	(48)	676	(187)	(2,571)
Net change in unrealized appreciation (depreciation)	638	33	1,778	(217)

Increase (decrease) in net assets from operations	758	1,132	3,095	(426)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	745	745	3,496	5,498
Transfers between Sub-Accounts (including the Fixed Account), net	39	503	1,362	(3,945)
Withdrawals, surrenders, annuitizations and contract charges	(11)	(10)	(383)	(448)
Mortality and expense risk charges	—	—	—	—
Cost of insurance and administrative expense charges	(513)	(457)	(3,624)	(2,905)

Net increase/decrease from Contract Owner Transactions	260	781	851	(1,800)

Total increase (decrease) in net assets	1,018	1,913	3,946	(2,226)
Net assets at beginning of year	16,952	15,039	75,629	77,855

Net assets at end of year	$17,970	$16,952	$79,575	$75,629

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	F54 Sub-Account		F53 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$293	$279	$442	$447
Net realized gains (losses)	(201)	373	1,100	1,445
Net change in unrealized appreciation (depreciation)	1,845	(967)	7,649	(110)

Increase (decrease) in net assets from operations	1,937	(315)	9,191	1,782

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	—	—	1,025	1,025
Transfers between Sub-Accounts (including the Fixed Account), net	(1,877)	1,114	—	—
Withdrawals, surrenders, annuitizations and contract charges	(13)	(14)	(11)	(7)
Mortality and expense risk charges	—	—	(37)	(33)
Cost of insurance and administrative expense charges	(667)	(583)	(1,034)	(866)

Net increase/decrease from Contract Owner Transactions	(2,557)	517	(57)	119

Total increase (decrease) in net assets	(620)	202	9,134	1,901
Net assets at beginning of year	10,842	10,640	36,417	34,516

Net assets at end of year	$10,222	$10,842	$45,551	$36,417

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	T28 Sub-Account		G32 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$266	$381	$—	$—
Net realized gains (losses)	(17)	490	13	1
Net change in unrealized appreciation (depreciation)	(82)	(97)	8	5

Increase (decrease) in net assets from operations	167	774	21	6

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	—	—	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	—	(511)	—	—
Withdrawals, surrenders, annuitizations and contract charges	(9)	(11)	—	—
Mortality and expense risk charges	—	—	—	—
Cost of insurance and administrative expense charges	(67)	(72)	(1)	(2)

Net increase/decrease from Contract Owner Transactions	(76)	(594)	(1)	(2)

Total increase (decrease) in net assets	91	180	20	4
Net assets at beginning of year	7,988	7,808	76	72

Net assets at end of year	$8,079	$7,988	$96	$76

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	G31 Sub-Account		IB1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$135	$108	$53	$55
Net realized gains (losses)	3,952	548	(17)	(3)
Net change in unrealized appreciation (depreciation)	12	1,451	755	59

Increase (decrease) in net assets from operations	4,099	2,107	791	111

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	413	413	158	158
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	—	—
Withdrawals, surrenders, annuitizations and contract charges	(61)	(56)	(13)	(11)
Mortality and expense risk charges	—	—	—	—
Cost of insurance and administrative expense charges	(283)	(288)	(75)	(65)

Net increase/decrease from Contract Owner Transactions	69	69	70	82

Total increase (decrease) in net assets	4,168	2,176	861	193
Net assets at beginning of year	13,891	11,715	2,746	2,553

Net assets at end of year	$18,059	$13,891	$3,607	$2,746

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	A21 Sub-Account		MB0 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$770	$1,641	$—	$—
Net realized gains (losses)	8,403	3,784	5,866	324
Net change in unrealized appreciation (depreciation)	(4,849)	2,224	(497)	4,814

Increase (decrease) in net assets from operations	4,324	7,649	5,369	5,138

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	79	79	1,025	1,025
Transfers between Sub-Accounts (including the Fixed Account), net	(22,286)	—	(2,373)	(189)
Withdrawals, surrenders, annuitizations and contract charges	(120)	(151)	(25)	(21)
Mortality and expense risk charges	—	—	—	—
Cost of insurance and administrative expense charges	(16,218)	(21,589)	(685)	(608)

Net increase/decrease from Contract Owner Transactions	(38,545)	(21,661)	(2,058)	207

Total increase (decrease) in net assets	(34,221)	(14,012)	3,311	5,345
Net assets at beginning of year	73,442	87,454	31,015	25,670

Net assets at end of year	$39,221	$73,442	$34,326	$31,015

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	MB1 Sub-Account		MB5 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$688	$382	$—	$—
Net realized gains (losses)	356	50	13,400	7,594
Net change in unrealized appreciation (depreciation)	1,852	1,994	(555)	5,966

Increase (decrease) in net assets from operations	2,896	2,426	12,845	13,560

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	1,235	1,235	1,818	1,818
Transfers between Sub-Accounts (including the Fixed Account), net	(959)	434	(2,121)	(1,803)
Withdrawals, surrenders, annuitizations and contract charges	(16)	(15)	(51)	(46)
Mortality and expense risk charges	—	—	—	—
Cost of insurance and administrative expense charges	(774)	(683)	(973)	(862)

Net increase/decrease from Contract Owner Transactions	(514)	971	(1,327)	(893)

Total increase (decrease) in net assets	2,382	3,397	11,518	12,667
Net assets at beginning of year	26,541	23,144	59,853	47,186

Net assets at end of year	$28,923	$26,541	$71,371	$59,853

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	MA9 Sub-Account		MD8 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$613	$597	$—	$124
Net realized gains (losses)	511	377	—	—
Net change in unrealized appreciation (depreciation)	8,585	(1,690)	—	—

Increase (decrease) in net assets from operations	9,709	(716)	—	124

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	1,305	1,305	—	36,400
Transfers between Sub-Accounts (including the Fixed Account), net	(2,927)	1,222	(86)	(102)
Withdrawals, surrenders, annuitizations and contract charges	(32)	(29)	(2)	(3)
Mortality and expense risk charges	—	—	(92)	(122)
Cost of insurance and administrative expense charges	(953)	(827)	(12,465)	(13,358)

Net increase/decrease from Contract Owner Transactions	(2,607)	1,671	(12,645)	22,815

Total increase (decrease) in net assets	7,102	955	(12,645)	22,939
Net assets at beginning of year	33,250	32,295	81,285	58,346

Net assets at end of year	$40,352	$33,250	$68,640	$81,285

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	M35 Sub-Account		M31 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$419	$453	$—	$—
Net realized gains (losses)	1,317	607	11,077	6,233
Net change in unrealized appreciation (depreciation)	1,562	1,014	263	7,580

Increase (decrease) in net assets from operations	3,298	2,074	11,340	13,813

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	—	—	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	39	—
Withdrawals, surrenders, annuitizations and contract charges	(34)	(32)	(27)	(43)
Mortality and expense risk charges	—	—	—	—
Cost of insurance and administrative expense charges	(213)	(204)	(7,723)	(10,622)

Net increase/decrease from Contract Owner Transactions	(247)	(236)	(7,711)	(10,665)

Total increase (decrease) in net assets	3,051	1,838	3,629	3,148
Net assets at beginning of year	23,917	22,079	53,243	50,095

Net assets at end of year	$26,968	$23,917	$56,872	$53,243

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	MF1 Sub-Account		M05 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$—	$—	$—	$—
Net realized gains (losses)	35,160	8,564	1,872	791
Net change in unrealized appreciation (depreciation)	(21,928)	20,626	(1,650)	2,479

Increase (decrease) in net assets from operations	13,232	29,190	222	3,270

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	1,645	3,224	481	481
Transfers between Sub-Accounts (including the Fixed Account), net	(46,919)	—	—	—
Withdrawals, surrenders, annuitizations and contract charges	(324)	(530)	(55)	(46)
Mortality and expense risk charges	—	—	—	—
Cost of insurance and administrative expense charges	(6,372)	(5,314)	(271)	(219)

Net increase/decrease from Contract Owner Transactions	(51,970)	(2,620)	155	216

Total increase (decrease) in net assets	(38,738)	26,570	377	3,486
Net assets at beginning of year	105,188	78,618	10,772	7,286

Net assets at end of year	$66,450	$105,188	$11,149	$10,772

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	M06 Sub-Account		M33 Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Operations:
Net investment income (loss)	$4,486	$5,646	$242	$258
Net realized gains (losses)	216	536	3,690	1,698
Net change in unrealized appreciation (depreciation)	(6,112)	6,951	5,939	3,850

Increase (decrease) in net assets from operations	(1,410)	13,133	9,871	5,806

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	941	941	1,340	1,340
Transfers between Sub-Accounts (including the Fixed Account), net	1,462	1,964	(2,362)	(380)
Withdrawals, surrenders, annuitizations and contract charges	(127)	(139)	(56)	(55)
Mortality and expense risk charges	(79)	(199)	—	—
Cost of insurance and administrative expense charges	(3,429)	(3,587)	(857)	(756)

Net increase/decrease from Contract Owner Transactions	(1,232)	(1,020)	(1,935)	149

Total increase (decrease) in net assets	(2,642)	12,113	7,936	5,955
Net assets at beginning of year	169,223	157,110	40,548	34,593

Net assets at end of year	$166,581	$169,223	$48,484	$40,548

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	M44 Sub-Account		M40 Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Operations:
Net investment income (loss)	$44	$54	$287	$364
Net realized gains (losses)	98	63	648	1,777
Net change in unrealized appreciation (depreciation)	193	27	1,522	(1,693)

Increase (decrease) in net assets from operations	335	144	2,457	448

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	79	79	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	—	496
Withdrawals, surrenders, annuitizations and contract charges	(11)	(12)	(9)	(7)
Mortality and expense risk charges	—	—	(11)	(25)
Cost of insurance and administrative expense charges	(56)	(59)	(134)	(171)

Net increase/decrease from Contract Owner Transactions	12	8	(154)	293

Total increase (decrease) in net assets	347	152	2,303	741
Net assets at beginning of year	2,364	2,212	17,870	17,129

Net assets at end of year	$2,711	$2,364	$20,173	$17,870

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	M83 Sub-Account		M08 Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Operations:
Net investment income (loss)	$1,161	$1,088	$1,650	$1,546
Net realized gains (losses)	3,031	2,789	4,494	5,240
Net change in unrealized appreciation (depreciation)	15,162	(550)	25,371	(3,027)

Increase (decrease) in net assets from operations	19,354	3,327	31,515	3,759

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	2,011	3,590	1,282	1,282
Transfers between Sub-Accounts (including the Fixed Account), net	(4)	—	(2,200)	553
Withdrawals, surrenders, annuitizations and contract charges	(288)	(385)	(29)	(27)
Mortality and expense risk charges	—	—	(130)	(169)
Cost of insurance and administrative expense charges	(4,000)	(2,863)	(3,987)	(3,795)

Net increase/decrease from Contract Owner Transactions	(2,281)	342	(5,064)	(2,156)

Total increase (decrease) in net assets	17,073	3,669	26,451	1,603
Net assets at beginning of year	76,515	72,846	127,229	125,626

Net assets at end of year	$93,588	$76,515	$153,680	$127,229

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	MB6 Sub-Account		MA0 Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Operations:
Net investment income (loss)	$61	$68	$1,292	$1,541
Net realized gains (losses)	455	269	946	3,309
Net change in unrealized appreciation (depreciation)	870	320	(3,050)	(706)

Increase (decrease) in net assets from operations	1,386	657	(812)	4,144

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	158	158	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	—	456
Withdrawals, surrenders, annuitizations and contract charges	(22)	(22)	—	—
Mortality and expense risk charges	—	—	(37)	(93)
Cost of insurance and administrative expense charges	(123)	(112)	(329)	(505)

Net increase/decrease from Contract Owner Transactions	13	24	(366)	(142)

Total increase (decrease) in net assets	1,399	681	(1,178)	4,002
Net assets at beginning of year	4,675	3,994	48,822	44,820

Net assets at end of year	$6,074	$4,675	$47,644	$48,822

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	MA1 Sub-Account		M96 Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Operations:
Net investment income (loss)	$9	$113	$298	$565
Net realized gains (losses)	340	394	162	257
Net change in unrealized appreciation (depreciation)	(528)	(258)	(754)	420

Increase (decrease) in net assets from operations	(179)	249	(294)	1,242

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	—	—	591	591
Transfers between Sub-Accounts (including the Fixed Account), net	(115)	(117)	606	(2,559)
Withdrawals, surrenders, annuitizations and contract charges	—	—	(47)	(61)
Mortality and expense risk charges	(5)	(7)	—	—
Cost of insurance and administrative expense charges	(1,113)	(1,091)	(2,570)	(3,558)

Net increase/decrease from Contract Owner Transactions	(1,233)	(1,215)	(1,420)	(5,587)

Total increase (decrease) in net assets	(1,412)	(966)	(1,714)	(4,345)
Net assets at beginning of year	3,974	4,940	15,729	20,074

Net assets at end of year	$2,562	$3,974	$14,015	$15,729

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	MA6 Sub-Account		M97 Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Operations:
Net investment income (loss)	$2,723	$3,431	$50	$174
Net realized gains (losses)	(61)	(1,020)	899	(214)
Net change in unrealized appreciation (depreciation)	(845)	318	62	1,594

Increase (decrease) in net assets from operations	1,817	2,729	1,011	1,554

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	1,074	1,074	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	(11,135)	(5,821)	8	—
Withdrawals, surrenders, annuitizations and contract charges	(133)	(155)	(10)	(17)
Mortality and expense risk charges	—	—	—	—
Cost of insurance and administrative expense charges	(4,334)	(5,690)	(3,180)	(4,374)

Net increase/decrease from Contract Owner Transactions	(14,528)	(10,592)	(3,182)	(4,391)

Total increase (decrease) in net assets	(12,711)	(7,863)	(2,171)	(2,837)
Net assets at beginning of year	56,951	64,814	12,399	15,236

Net assets at end of year	$44,240	$56,951	$10,228	$12,399

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	MD5 Sub-Account		ME3 Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Operations:
Net investment income (loss)	$156	$411	$5	$12
Net realized gains (losses)	2,050	578	47	23
Net change in unrealized appreciation (depreciation)	1,193	4,172	29	48

Increase (decrease) in net assets from operations	3,399	5,161	81	83

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	1,491	1,491	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	(785)	(292)	—	—
Withdrawals, surrenders, annuitizations and contract charges	(24)	(23)	(13)	(13)
Mortality and expense risk charges	—	—	—	—
Cost of insurance and administrative expense charges	(800)	(710)	(51)	(44)

Net increase/decrease from Contract Owner Transactions	(118)	466	(64)	(57)

Total increase (decrease) in net assets	3,281	5,627	17	26
Net assets at beginning of year	37,635	32,008	751	725

Net assets at end of year	$40,916	$37,635	$768	$751

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	MB8 Sub-Account		MF6 Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Operations:
Net investment income (loss)	$278	$215	$878	$2,390
Net realized gains (losses)	241	833	469	2,025
Net change in unrealized appreciation (depreciation)	7,508	(1,034)	13,833	(4,024)

Increase (decrease) in net assets from operations	8,027	14	15,180	391

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	433	698	1,490	1,755
Transfers between Sub-Accounts (including the Fixed Account), net	144	(355)	873	(4,341)
Withdrawals, surrenders, annuitizations and contract charges	(78)	(66)	(228)	(214)
Mortality and expense risk charges	(18)	(24)	(4)	(7)
Cost of insurance and administrative expense charges	(4,454)	(3,739)	(2,038)	(2,031)

Net increase/decrease from Contract Owner Transactions	(3,973)	(3,486)	93	(4,838)

Total increase (decrease) in net assets	4,054	(3,472)	15,273	(4,447)
Net assets at beginning of year	28,229	31,701	50,686	55,133

Net assets at end of year	$32,283	$28,229	$65,959	$50,686

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	MF8 Sub-Account		MG0 Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Operations:
Net investment income (loss)	$—	$17,336	$277	$117
Net realized gains (losses)	147,397	72,401	461	2,033
Net change in unrealized appreciation (depreciation)	(84,802)	37,748	(309)	1,141

Increase (decrease) in net assets from operations	62,595	127,485	429	3,291

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	—	—	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	(993,464)	1	—	(101)
Withdrawals, surrenders, annuitizations and contract charges	—	—	—	(1)
Mortality and expense risk charges	(144)	(411)	(21)	(49)
Cost of insurance and administrative expense charges	(5,761)	(18,651)	(183)	(270)

Net increase/decrease from Contract Owner Transactions	(999,369)	(19,061)	(204)	(421)

Total increase (decrease) in net assets	(936,774)	108,424	225	2,870
Net assets at beginning of year	936,790	828,366	26,593	23,723

Net assets at end of year	$16	$936,790	$26,818	$26,593

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	MF2 Sub-Account		MG3 Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Operations:
Net investment income (loss)	$8,466	$12,335	$551	$644
Net realized gains (losses)	931	1,411	1,209	2,134
Net change in unrealized appreciation (depreciation)	(9,022)	2,320	16,422	(915)

Increase (decrease) in net assets from operations	375	16,066	18,182	1,863

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	39,500	3,683	138	138
Transfers between Sub-Accounts (including the Fixed Account), net	3,748	(14,181)	—	—
Withdrawals, surrenders, annuitizations and contract charges	(297)	(348)	(34)	(30)
Mortality and expense risk charges	(382)	(549)	(104)	(99)
Cost of insurance and administrative expense charges	(11,927)	(14,210)	(2,986)	(2,612)

Net increase/decrease from Contract Owner Transactions	30,642	(25,605)	(2,986)	(2,603)

Total increase (decrease) in net assets	31,017	(9,539)	15,196	(740)
Net assets at beginning of year	377,593	387,132	59,704	60,444

Net assets at end of year	$408,610	$377,593	$74,900	$59,704

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	MG5 Sub-Account		ME0 Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Operations:
Net investment income (loss)	$28,477	$8,074	$111	$139
Net realized gains (losses)	66,663	24,240	378	(838)
Net change in unrealized appreciation (depreciation)	14,225	14,343	3,885	181

Increase (decrease) in net assets from operations	109,365	46,657	4,374	(518)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	—	—	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	993,464	607	25	—
Withdrawals, surrenders, annuitizations and contract charges	(18)	(17)	(13)	(21)
Mortality and expense risk charges	(650)	(657)	—	—
Cost of insurance and administrative expense charges	(17,784)	(7,749)	(3,634)	(4,998)

Net increase/decrease from Contract Owner Transactions	975,012	(7,816)	(3,622)	(5,019)

Total increase (decrease) in net assets	1,084,377	38,841	752	(5,537)
Net assets at beginning of year	376,969	338,128	14,322	19,859

Net assets at end of year	$1,461,346	$376,969	$15,074	$14,322

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	V43 Sub-Account		O01 Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Operations:
Net investment income (loss)	$—	$—	$—	$—
Net realized gains (losses)	15,040	66	1,198	2,291
Net change in unrealized appreciation (depreciation)	(19,250)	4,215	2,767	2,457

Increase (decrease) in net assets from operations	(4,210)	4,281	3,965	4,748

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	—	—	354	354
Transfers between Sub-Accounts (including the Fixed Account), net	—	35,821	—	—
Withdrawals, surrenders, annuitizations and contract charges	(70)	(17)	(57)	(50)
Mortality and expense risk charges	—	—	—	—
Cost of insurance and administrative expense charges	(1,718)	(419)	(355)	(343)

Net increase/decrease from Contract Owner Transactions	(1,788)	35,385	(58)	(39)

Total increase (decrease) in net assets	(5,998)	39,666	3,907	4,709
Net assets at beginning of year	39,666	—	17,558	12,849

Net assets at end of year	$33,668	$39,666	$21,465	$17,558

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	O20 Sub-Account		P10 Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Operations:
Net investment income (loss)	$—	$159	$672	$735
Net realized gains (losses)	2,636	1,749	50	386
Net change in unrealized appreciation (depreciation)	3,931	7,339	3,591	(1,306)

Increase (decrease) in net assets from operations	6,567	9,247	4,313	(185)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	—	—	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	—	80	(36)	267
Withdrawals, surrenders, annuitizations and contract charges	—	—	1	—
Mortality and expense risk charges	(36)	(70)	(11)	(21)
Cost of insurance and administrative expense charges	(326)	(377)	(417)	(387)

Net increase/decrease from Contract Owner Transactions	(362)	(367)	(463)	(141)

Total increase (decrease) in net assets	6,205	8,880	3,850	(326)
Net assets at beginning of year	43,419	34,539	13,082	13,408

Net assets at end of year	$49,624	$43,419	$16,932	$13,082

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	PK8 Sub-Account		PK9 Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Operations:
Net investment income (loss)	$5,403	$5,656	$339	$2,235
Net realized gains (losses)	(3,812)	789	3,921	480
Net change in unrealized appreciation (depreciation)	(4,812)	1,749	(2,485)	2,120

Increase (decrease) in net assets from operations	(3,221)	8,194	1,775	4,835

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	2,154	2,419	—	1,425
Transfers between Sub-Accounts (including the Fixed Account), net	(24,031)	(5,864)	—	—
Withdrawals, surrenders, annuitizations and contract charges	(237)	(268)	(34,044)	(130)
Mortality and expense risk charges	(21)	(49)	—	—
Cost of insurance and administrative expense charges	(3,437)	(4,056)	(197)	(580)

Net increase/decrease from Contract Owner Transactions	(25,572)	(7,818)	(34,241)	715

Total increase (decrease) in net assets	(28,793)	376	(32,466)	5,550
Net assets at beginning of year	126,822	126,446	32,466	26,916

Net assets at end of year	$98,029	$126,822	$—	$32,466

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	P06 Sub-Account		P07 Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Operations:
Net investment income (loss)	$1,411	$387	$884	$1,251
Net realized gains (losses)	160	70	2,408	1,436
Net change in unrealized appreciation (depreciation)	6	2,581	(3,990)	2,222

Increase (decrease) in net assets from operations	1,577	3,038	(698)	4,909

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	1,704	3,282	1,207	1,419
Transfers between Sub-Accounts (including the Fixed Account), net	1	1	1,044	(3,238)
Withdrawals, surrenders, annuitizations and contract charges	(156)	(268)	(185)	(230)
Mortality and expense risk charges	—	—	—	—
Cost of insurance and administrative expense charges	(2,344)	(1,877)	(7,497)	(10,152)

Net increase/decrease from Contract Owner Transactions	(795)	1,138	(5,431)	(12,201)

Total increase (decrease) in net assets	782	4,176	(6,129)	(7,292)
Net assets at beginning of year	27,656	23,480	53,046	60,338

Net assets at end of year	$28,438	$27,656	$46,917	$53,046

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	307 Sub-Account
	December 31, 2021	December 31, 2020
Operations:
Net investment income (loss)	$—	$—
Net realized gains (losses)	67,790	16,632
Net change in unrealized appreciation (depreciation)	(10,653)	49,530

Increase (decrease) in net assets from operations	57,137	66,162

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	2,138	2,615
Transfers between Sub-Accounts (including the Fixed Account), net	(34,645)	65,228
Withdrawals, surrenders, annuitizations and contract charges	(913)	(752)
Mortality and expense risk charges	—	—
Cost of insurance and administrative expense charges	(10,841)	(7,705)

Net increase/decrease from Contract Owner Transactions	(44,261)	59,386

Total increase (decrease) in net assets	12,876	125,548
Net assets at beginning of year	319,611	194,063

Net assets at end of year	$332,487	$319,611

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2021

1. BUSINESS AND ORGANIZATION

Delaware Life NY Variable Account D (the “Variable Account”) is a separate account of Delaware Life Insurance Company of New York (the “Sponsor”). The Variable Account was established on April 24, 2003 as a funding vehicle for the variable portion of Futurity Accumulator II, Futurity Protector II, Futurity Survivorship II Variable Universal life (“VUL”), Executive VUL, Prime VUL, Prime Survivorship, Protector VUL, and certain other individual variable universal life insurance contracts (the “Contracts”) issued by the Sponsor. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust existing in accordance with the regulations of the New York Insurance Department and is an investment company. Accordingly, the Variable Account follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies.

The assets of the Variable Account are divided into “Sub-Accounts”. Each Sub-Account is invested in shares of a specific mutual fund (collectively the “Funds”), or series thereof, registered under the Investment Company Act of 1940, as amended. The contract owners of the Variable Account direct the deposits into the Sub-Accounts of the Variable Account.

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor’s other assets and liabilities. Assets applicable to the Variable Account are not chargeable with liabilities arising out of any other business the Sponsor may conduct.

A summary of the name changes related to Sub-Accounts held by the contract owners of the Variable Account during the current year, is as follows:

Sub-Account	Previous Name	Effective Date
O01	Invesco Oppenheimer V.I. Capital Appreciation Fund, Series I	4/30/2021
O20	Invesco Oppenheimer V.I. Global Fund, Series II	4/30/2021
D37	Delaware VIP Smid Cap Core Series Standard Class	4/30/2021
308	American Funds Insurance Series Blue Chip Income Growth Fund Class 2	5/1/2021
309	American Funds Insurance Series Global Growth Income Fund Class 2	5/1/2021
305	American Funds Insurance Series High Income Bond Fund Class 2	5/1/2021

There were no Sub-Accounts held by contract owners of the Variable Account that were merged, liquidated or closed during the current year.

There were no Sub-Accounts held by the contract owners of the Variable Account, with commencement dates earlier than the past five years, but for which the first activity occurred within the last five years.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires the Sponsor’s management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

Investment Valuation and Transactions

Investments made in mutual funds are carried at fair value and are valued at their closing net asset value as determined by the respective mutual fund, which in turn value their investments at fair value, as of December 31, 2021. Transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are determined on the first in, first out basis. Dividend income and realized gain distributions are reinvested in additional fund shares and recognized on the ex-dividend date.

Units

The number of units credited is determined by dividing the dollar amount allocated to a Sub-Account by the unit value for that Sub-Account for the period during which the purchase payment was received. The unit value for each Sub-Account is established at $10.00 for the first period of that Sub-Account and is subsequently measured based on the performance of the investments and the contract charges selected by the contract holder, as discussed in Note 5.

Purchase Payments

Upon issuance of new contracts, the initial purchase payment is credited to the contract in the form of units. All subsequent purchase payments are applied using the unit values for the period during which the purchase payment is received.

Transfers

Transfers between Sub-Accounts requested by contract owners are recorded in the new Sub-Account upon receipt of the redemption proceeds at the net asset value at the time of receipt. In addition, transfers can be made between the Sub-Accounts and the “Fixed Account”. The Fixed Account is part of the general account of the Sponsor in which purchase payments or contract values may be allocated or transferred.

Withdrawals

At any time during the accumulation phase (the period before the first annuity payment), the contract owner may elect to receive a cash withdrawal payment under the contract. If the contract owner requests a full withdrawal, the contract owner will receive the value of their account at the end of period, less the contract maintenance charge for the current contract year and any applicable withdrawal charge.

If the contract owner requests a partial withdrawal, the contract owner will receive the amount requested less any applicable withdrawal charge and the account value will be reduced by the amount requested. Any requests for partial withdrawals that would result in the value of the contract owner’s account being reduced to an amount less than the contract maintenance charge for the current contract year is treated as a request for a full withdrawal.

Contract Loans

Contract holders are permitted to borrow against the cash value of their accounts. The loan proceeds are deducted from the Variable Account and recorded in the Sponsor’s general account as an asset. Contract loan activity is reflected in the Transfer between Sub-Accounts (including the Fixed Account), net line on the Statements of Changes in Net Assets.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Federal Income Taxes

The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code (the “Code”). Under existing federal income tax law, investment income and realized gain distributions earned by the Variable Account on contract owner reserves are not taxable, and therefore, no provision has been made for federal income taxes. In the event of a change in applicable tax law, the Sponsor will review this policy and if necessary a provision may be made in future years.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires Sponsor’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. The most significant estimates are fair value measurements of investments. Actual results could vary from the amounts derived from Sponsor management’s estimates.

Subsequent events

The Sponsor’s management has evaluated events subsequent to December 31, 2021 noting that there are no subsequent events requiring accounting adjustments or disclosure.

3. FAIR VALUE MEASUREMENTS

The Sub-Accounts’ investments are carried at fair value. Fair value is an exit price, representing the amount that would be received from a sale of an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. As a basis for considering such assumptions, FASB ASC Topic 820, “Fair Value Measurements and Disclosures”, establishes a three-tier value hierarchy, which prioritizes the inputs used in measuring fair value (i.e., Level 1, 2 and 3). Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability. Topic 820 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.

The Variable Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into the three level hierarchy described above. If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

The Variable Account uses the Funds’ closing net asset value to determine the fair value of its Sub-Accounts. As of December 31, 2021, the net assets held in the Variable Account were categorized as Level 1 assets under the Topic 820 hierarchy levels. There were no Level 2 or 3 investments in the Variable Account during the year ended December 31, 2021. There were no transfers between levels during the year ended December 31, 2021.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

4. RELATED-PARTY TRANSCATIONS

The Sponsor provides administrative services necessary for the operation of the Variable Account. The Sponsor absorbs all organizational expenses including the fees of registering the Variable Account and its contracts for distribution under federal and state securities laws.

Charges related to contracts sold to persons who are officers, directors, or employees of the Sponsor or an affiliate of the Sponsor may be waived.

5. CONTRACT CHARGES

Mortality and expense risk charges

Charges for mortality and expense risks are based on the value of the Sub-Account and are deducted at the monthly anniversary date from the contract owner’s account to cover the risks assumed by the Sponsor. The deductions are transferred periodically to the Sponsor. For Futurity Accumulator II, Futurity Protector II, Executive VUL, Prime VUL, Futurity Survivorship II VUL, and Prime Survivorship contracts, as of December 31, 2021, the maximum deduction is at an effective annual rate of 0.60%. For Sun Protector VUL, as of December 31, 2021, the maximum deduction is an effective annual rate of 0.75%. These charges are reflected in the Statements of Changes in Net Assets.

Charges for Life Insurance Protection

On the monthly anniversary of the contract, the cost of insurance is deducted from each Sub-Account through a redemption of units to cover the anticipated cost of providing life insurance. The charge is based on the length of time a policy has been in force and other factors, including issue age, sex and rating class of the insured, and will not exceed the guaranteed maximum monthly cost of insurance rates based on the 1980 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables. These charges are reported in the Statements of Changes in Net Assets as part of “Cost of insurance and administrative expense charges”.

Administration charges

Each month on the account anniversary date, an account administration fee (“Account Fee”) is deducted from the participant’s account to reimburse the Sponsor for certain administrative expenses. For the Single Life Products (Futurity Accumulator II, Futurity Protector II, Executive VUL, Protector VUL, and Prime VUL) the Account Fee is deducted in all policy years, as well as a monthly charge based on the specified face amount is deducted in the first ten policy years, and for the first ten policy years following the effective date of each specified face amount increase. For the Survivorship Product (Futurity Survivorship II and Prime Survivorship), the Account Fee is deducted for the first ten policy years, and for the first ten policy years following the effective date of each specified face amount increase. The charge is based on the specified face amount or increase thereof, times a rate determined by the age, sex and rating class of each insured. As of December 31, 2021, the Account Fee is $8 for Futurity Accumulator II, Futurity Protector II, Futurity Survivorship II VUL and Prime VUL, and $10 for Protector VUL and Executive VUL and Prime Survivorship. The Account Fee is reported in the Statements of Changes in Net Assets as part of “Cost of insurance and administrative expense charges”.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

5. CONTRACT CHARGES (CONTINUED)

Surrender charges

A surrender charge (contingent deferred sales charge) may be deducted to cover certain expenses relating to the sale of the contract if the contract holder requests a full withdrawal prior to reaching the pay-out phase. The surrender charge is based on certain factors, including the specified face amount, the insured’s age, sex and rating class. For the Survivorship Products, the surrender charge period will generally end after 15 policy years from the date of policy issue, or 15 policy years from the effective date of each specified face amount increase. For the Futurity Protector II and Futurity Accumulator II products, the surrender charge applies to the first 12 and 9 years respectively, from the date of policy issuance, or the respective policy years from the effective date of each specified face amount increase. For the Protector VUL and Prime VUL products, the surrender charge applies to the first 14 and 10 years respectively, from the date of policy issuance, or the respective policy years from the effective date of each specified face amount increase. Executive VUL does not have a surrender charge. Surrender charges are deducted and retained by the Sponsor. These charges are reported as part of “Withdrawals, surrenders, annuitizations and contract charges” in the Statements of Changes in Net Assets.

Sales charges

Certain charges are deducted from the premium before it is allocated by Sub-Account. These charges consist of premium tax, federal deferred acquisition cost (“DAC”) tax and the sales load. 3.25% of the charge is used to pay premium tax and DAC and the remaining is for sales load. For Futurity Protector II and Futurity Accumulator II , the current charge is 5.25% and is not to exceed 7.25% of the premium. For Protector VUL, the current charge is 3.50% for policy years 11 and thereafter, and the maximum premium charge is 7.50% for all policy years.

For Prime VUL, the current sale charge is 6.50% for all policy years and will not exceed 8.25% of premium if the Long Term Accumulation (“LTA”) rider is not attached to the policy. The sales charge is currently 15.00% for all policy years and is guaranteed not to exceed 15.00% for any policy year if the LTA rider is attached to the policy,.

For Executive VUL the current sales charge for policy year 1 is 20% on each premium payment up to and including target premium, 9% in policy years 2-10 and 3.25% thereafter. The sales charge on premium payment up to and including target premium will not exceed 35% for policy year 1, 12% for policy years 2-10 and 5% thereafter. For policies with investment start dates before October 3, 2011, the current sales charge for policy year 1 is 3.5% on each premium payment in excess of Target Premium. For Policies with investment start dates on and after October 3, 2011, the current Premium Expense Load for policy year 1 is 5.0% on each premium payment in excess of target premium. For all Policies, the current sales charge for policy years 2-10 is 3.5% on each premium payment in excess of target premium and 3.25% thereafter. The sales charge on each premium payment in excess of target premium will not exceed 5.0% in any policy year.

Premium Taxes

A deduction, when applicable, is made for premium taxes or similar state or local taxes. It is currently the policy of the Sponsor to make this deduction from the premium payment.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

6. INVESTMENT PURCHASES AND SALES

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2021 were as follows:

	Purchases	Sales
A71	$4,232	$7,937
A54	9,131	50,049
302	884	319
B18	12,379	3,798
C60	1,022	3,607
D37	3,163	28,230
D55	2,248	667
S61	324	215
D18	5,486	3,032
FD7	22,825	59,655
F24	8,564	505
F29	20,452	2,858
F21	1,178	123
F26	5,879	19,851
FM7	27,075	7,502
F41	17,427	7,588
FM8	1,105	197
F23	16,437	2,920
FE3	1,416	937
T20	5,307	2,952
F54	313	2,577
F53	2,622	1,067
T28	266	76
G32	13	2
G31	4,321	212
IB1	211	88
A21	6,020	39,728
MB0	7,020	3,387
MB1	2,138	1,964
MB5	14,388	3,532
MA9	1,905	3,899

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

6. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
MD8	$—	$12,645
M35	1,688	246
M31	9,779	10,370
MF1	19,893	53,617
M05	2,212	306
M06	9,877	6,611
M33	4,162	3,318
M44	209	67
M40	935	154
M83	5,010	4,196
M08	6,158	6,328
MB6	600	146
MA0	2,232	366
MA1	9	1,233
M96	1,486	2,608
MA6	4,996	16,801
M97	946	3,668
MD5	3,744	2,043
ME3	42	64
MB8	1,268	4,963
MF6	2,936	1,965
MF8	1	999,369
MG0	719	204
MF2	52,156	12,339
MG3	1,152	3,121
MG5	1,085,691	18,450
ME0	1,145	4,340
V43	15,022	1,788
O01	1,307	282
O20	2,517	362
P10	671	462
PK8	8,706	28,875
PK9	339	34,241
P06	3,078	2,462
P07	4,779	7,277
307	38,057	46,847

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

7. CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year ended December 31, 2021 were as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)
A71	113	242	(129)
A54	1	717	(716)
302	—	7	(7)
B18	—	147	(147)
C60	43	139	(96)
D37	—	376	(376)
D55	6	12	(6)
S61	6	7	(1)
D18	103	92	11
FD7	36	1,425	(1,389)
F24	—	12	(12)
F29	20	43	(23)
F21	4	3	1
F26	189	593	(404)
FM7	496	207	289
F41	89	275	(186)
FM8	92	22	70
F23	168	137	31
FE3	68	55	13
T20	159	132	27
F54	4	138	(134)
F53	32	33	(1)
T28	—	4	(4)
G31	10	8	2
IB1	4	2	2
A21	32	1,084	(1,052)
MB0	37	93	(56)
MB1	138	183	(45)
MB5	57	86	(29)
MA9	60	175	(115)
MD8	33	1,256	(1,223)

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)
M35	—	13	(13)
M31	52	225	(173)
MF1	41	1,166	(1,125)
M05	13	8	5
M06	472	567	(95)
M33	44	100	(56)
M44	5	4	1
M40	—	10	(10)
M83	73	150	(77)
M08	66	326	(260)
MB6	4	3	1
MA0	—	18	(18)
MA1	25	92	(67)
M96	56	122	(66)
MA6	72	501	(429)
M97	14	114	(100)
MD5	69	72	(3)
ME3	—	4	(4)
MB8	60	162	(102)
MF6	54	76	(22)
MF8	—	26,618	(26,618)
MG0	—	13	(13)
MF2	3,273	962	2,311
MG3	4	87	(83)
MG5	32,123	582	31,541
ME0	15	100	(85)
V43	—	15	(15)
O01	7	8	(1)
O20	—	9	(9)
P10	19	85	(66)
PK8	77	646	(569)
PK9	—	1,972	(1,972)
P06	74	105	(31)
P07	97	320	(223)
307	43	553	(510)

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

The changes in units outstanding for the year ended December 31, 2020 were as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)
A71	101	653	(552)
A54	2	62	(60)
302	—	11	(11)
B18	—	187	(187)
C60	57	126	(69)
D37	—	32	(32)
D55	10	82	(72)
S61	10	10	—
D18	115	397	(282)
FD7	47	424	(377)
F24	—	19	(19)
F29	26	53	(27)
F21	5	3	2
F26	129	436	(307)
FM7	146	805	(659)
F41	94	235	(141)
FM8	46	203	(157)
F23	173	615	(442)
FE3	75	28	47
T20	259	305	(46)
F54	88	44	44
F53	47	40	7
T28	—	5	(5)
G31	15	12	3
IB1	7	3	4
A21	3	763	(760)
MB0	99	76	23
MB1	234	112	122
MB5	61	86	(25)
MA9	159	56	103
MD8	3,518	1,313	2,205

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
M35	—	15	(15)
M31	—	308	(308)
MF1	129	179	(50)
M05	13	9	4
M06	492	581	(89)
M33	54	47	7
M44	7	5	2
M40	—	16	(16)
M83	196	150	46
M08	136	279	(143)
MB6	6	4	2
MA1	—	81	(81)
M96	28	285	(257)
MA6	36	373	(337)
M97	—	172	(172)
MD5	68	45	23
ME3	—	5	(5)
MB8	19	146	(127)
MF6	38	165	(127)
MF8	—	638	(638)
MG0	—	21	(21)
MF2	307	2,299	(1,992)
MG3	8	108	(100)
MG5	—	321	(321)
ME0	—	176	(176)
V43	391	49	342
O01	11	10	1
O20	—	16	(16)
P10	—	87	(87)
PK8	59	241	(182)
PK9	112	50	62
P06	160	99	61
P07	78	581	(503)
307	1,020	205	815

8. TAX DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Code, a variable life contract, other than a pension plan contract, is not treated as a life contract for federal tax purposes for any period in which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Sponsor believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

9. FINANCIAL HIGHLIGHTS

The summary of units outstanding, unit value (some of which may be rounded), net assets, investment income ratios and the total return, for each of the five years in the period ended December 31, is as follows:

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3,4]	Net Assets	Investment Income Ratio[1]	Total Return[2]
A71
2021	3,369	$39.6852	$133,705	0.63%	27.84%
2020	3,498	31.0437	108,587	1.35	2.47
2019	4,051	30.2945	122,714	0.94	23.61
2018	9,006	24.5080	220,722	0.75	(5.84)
2017	9,138	26.0292	237,844	1.27	18.60
A54
2021	402	63.0958	25,361	—	4.20
2020	1,118	60.5498	67,675	—	64.63
2019	1,177	36.7797	43,305	—	30.26
2018	1,236	28.2364	34,891	—	(7.44)
2017	1,303	30.5076	39,741	—	29.79
302
2021	880	51.9331	45,695	1.15	24.10
2020	887	41.8495	37,108	1.39	13.55
2019	898	36.8570	33,108	1.74	26.14
2018	692	29.2199	20,231	1.22	(1.79)
2017	1,008	29.7514	30,002	1.42	22.38
B18
2021	2,707	26.1685	70,828	0.83	6.42
2020	2,854	24.5909	70,176	1.30	20.71
2019	3,041	20.3722	61,945	1.15	17.76
2018	3,538	17.3005	61,213	0.66	(7.58)
2017	5,698	18.7191	106,664	1.32	13.71
C60
2021	1,487	30.2297	44,966	—	28.35
2020	1,583	23.5521	37,292	—	34.41
2019	1,652	17.5225	28,953	—	35.53
2018	1,624	12.9286	20,995	—	(4.14)
2017	1,641	13.4865	22,134	—	27.84

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest[3,4]			Net Assets	Investment Income Ratio[1]	Total Return[2]
D37
2021	210		$74.1807		$15,567	0.95%	23.18%
2020	586		60.2228		35,290	0.55	11.08
2019	618		54.2135		33,495	0.56	29.63
2018	700		41.8215		29,285	0.18	(12.12)
2017	729		47.5879		34,709	0.30	18.65
D55
2021	439	36.4235	to	71.4475	31,377	0.55	14.18
2020	445	31.8997	to	62.5736	27,846	0.92	19.09
2019	518	26.7865	to	52.5436	27,197	0.78	24.87
2018	524	21.4513	to	42.0782	22,051	0.69	(11.42)
2017	525	24.2170	to	47.5035	24,927	0.69	14.03
S61
2021	292		47.0134		13,725	1.23	30.50
2020	293		36.0256		10,557	1.41	(0.80)
2019	293		36.3156		10,644	0.72	21.51
2018	295		29.8862		8,802	1.35	(16.01)
2017	306		35.5848		10,906	0.70	10.52
D18
2021	3,474		48.4457		168,281	0.61	25.88
2020	3,462		38.4848		133,254	0.83	8.11
2019	3,745		35.5992		133,302	0.64	20.18
2018	3,871		29.6208		114,656	0.57	(15.49)
2017	3,869		35.0494		135,621	1.03	15.38
FD7
2021	5,601		44.5890		249,709	0.70	17.99
2020	6,990		37.7902		264,137	1.26	22.13
2019	7,367		30.9435		227,960	1.56	24.11
2018	7,798		24.9314		194,404	1.27	(4.44)
2017	8,155		26.0900		212,755	1.29	16.12
F24
2021	1,450		51.5185		74,728	0.03	27.51
2020	1,462		40.4033		59,058	0.08	30.23
2019	1,481		31.0237		45,936	0.22	31.27
2018	1,170		23.6327		27,644	0.40	(6.64)
2017	1,568		25.3133		39,690	0.78	21.59
F29
2021	2,156		78.2229		168,680	0.05	27.71
2020	2,179		61.2509		133,490	0.15	30.43
2019	2,206		46.9606		103,608	0.30	31.45
2018	3,072		35.7254		109,745	0.61	(6.49)
2017	3,101		38.2035		118,469	0.92	21.76

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest[3,4]			Net Assets	Investment Income Ratio[1]	Total Return[2]
F21
2021	91		$57.9247		$5,292	-%	23.08%
2020	90		47.0619		4,244	0.06	43.75
2019	88		32.7390		2,880	0.16	34.18
2018	85		24.3985		2,076	0.14	(0.27)
2017	81		24.4658		1,982	0.12	35.00
F26
2021	3,770	40.4373	to	50.3063	157,871	1.03	28.26
2020	4,174	31.5284	to	39.2230	137,734	1.53	17.95
2019	4,481	26.7313	to	33.2552	126,978	1.82	31.02
2018	4,258	20.4025	to	25.3818	91,607	1.51	(4.73)
2017	4,567	21.4155	to	26.6420	104,343	1.58	21.41
FM7
2021	7,360		52.2724		384,703	1.19	28.45
2020	7,071		40.6960		287,758	1.62	18.13
2019	7,729		34.4515		266,287	1.89	31.22
2018	8,019		26.2558		210,551	1.80	(4.59)
2017	7,963		27.5176		219,122	1.75	21.59
F41
2021	2,819	31.8617	to	40.1802	101,677	0.37	25.31
2020	3,005	25.4271	to	32.0656	86,700	0.40	17.87
2019	3,146	21.5726	to	27.2049	77,484	0.71	23.17
2018	2,622	17.5142	to	22.0869	51,612	0.38	(14.77)
2017	3,094	20.5498	to	25.9150	72,848	0.49	20.54
FM8
2021	877		12.9938		11,391	0.00	0.01
2020	807		12.9924		10,483	0.29	0.28
2019	964		12.9560		12,491	1.90	1.92
2018	945		12.7123		12,012	1.54	1.55
2017	918		12.5181		11,493	0.58	0.58
F23
2021	5,324		31.6676		168,594	0.46	19.57
2020	5,293		26.4839		140,187	0.34	15.49
2019	5,735		22.9310		131,517	1.68	27.67
2018	5,886		17.9607		105,719	1.50	(14.88)
2017	5,873		21.1014		123,929	1.39	30.10
FE3
2021	917	19.6033	to	22.9259	17,970	0.95	4.44
2020	903	18.7696	to	21.9509	16,952	2.83	6.85
2019	856	17.5658	to	20.5431	15,039	0.33	17.38
2018	841	14.9651	to	17.5016	12,585	2.28	(10.55)
2017	789	16.7301	to	19.5657	13,196	1.11	14.57
T20
2021	2,674		29.7541		79,575	1.84	4.16
2020	2,648		28.5662		75,629	3.45	(1.16)
2019	2,694		28.9008		77,855	1.82	12.53
2018	3,131		25.6830		80,402	2.70	(15.44)
2017	3,021		30.3730		91,758	2.60	16.69
F56[5]
2018	565		17.9425		15,036	1.97	(14.85)
2017	540		21.0714		16,861	1.59	18.50

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest[3,4]			Net Assets	Investment Income Ratio[1]	Total Return[2]
F54
2021	508	$20.1153	to	$24.8176	$10,222	2.78%	19.17%
2020	642	16.8798	to	20.8258	10,842	2.96	(5.04)
2019	598	17.7763	to	21.9318	10,640	1.85	22.57
2018	609	14.5028	to	17.8930	8,828	2.43	(9.07)
2017	635	15.9487	to	19.6770	10,127	2.26	8.35
F53
2021	1,347	32.4746	to	35.1448	45,551	1.03	25.37
2020	1,348	25.9039	to	28.0338	36,417	1.48	5.19
2019	1,340	24.6261	to	26.6509	34,516	1.06	26.35
2018	1,337	19.4907	to	21.0933	27,318	0.90	(12.88)
2017	1,337	22.3712	to	24.2106	31,426	0.50	10.65
T28
2021	445	18.1566	to	18.5064	8,079	3.31	2.11
2020	449	17.7816	to	18.1241	7,988	4.98	3.43
2019	454	17.1920	to	17.5232	7,808	3.74	8.05
2018	459	15.9105	to	16.2170	7,301	3.79	(2.13)
2017	4,356	16.2576	to	16.5708	72,035	2.93	4.56
G32
2021	2		54.6843		96	0.48	30.95
2020	2		41.7598		76	—	8.40
2019	2		38.5226		72	1.52	31.53
2018	2		29.2887		57	1.56	(10.46)
2017	2		32.7096		65	—	11.07
G31
2021	373		48.4055		18,059	0.84	29.41
2020	371		37.4061		13,891	0.90	17.55
2019	368		31.8225		11,715	1.32	25.21
2018	365		25.4152		9,286	1.26	(6.19)
2017	361		27.0932		9,782	1.44	24.07
IB1
2021	79		45.4842		3,607	1.59	28.51
2020	78		35.3948		2,746	2.37	2.09
2019	74		34.6691		2,553	1.88	25.19
2018	71		27.6931		1,965	2.06	(13.38)
2017	87		31.9713		2,794	1.53	14.32
A21
2021	1,090	17.6591	to	36.7047	39,221	1.21	5.89
2020	2,142	16.6770	to	34.6634	73,442	2.27	14.00
2019	2,902	14.6296	to	30.4078	87,454	1.32	28.57
2018	14,131	11.3785	to	23.6504	333,536	2.03	(14.98)
2017	14,527	13.3826	to	27.8159	403,249	1.49	23.00

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest[3,4]			Net Assets	Investment Income Ratio[1]	Total Return[2]
MB0
2021	874		$39.2814		$34,326	—%	17.74%
2020	930		33.3635		31,015	—	17.73
2019	906		28.3396		25,670	0.34	28.85
2018	866		21.9939		19,047	0.30	(14.15)
2017	843		25.6187		21,601	—	19.02
MB1
2021	2,377		12.1684		28,923	2.42	11.05
2020	2,422		10.9580		26,541	1.73	8.90
2019	2,300		10.0627		23,144	2.89	20.32
2018	2,158		8.3629		18,048	1.46	(20.57)
2017	1,998		10.5284		21,040	1.68	24.05
MB5
2021	1,519		47.0015		71,371	—	21.49
2020	1,548		38.6861		59,853	—	28.89
2019	1,573		30.0140		47,186	—	36.09
2018	1,548		22.0541		34,111	—	(4.95)
2017	1,516		23.2030		35,172	—	38.97
MA9
2021	1,618		24.9405		40,352	1.61	30.01
2020	1,734		19.1840		33,250	2.04	(3.16)
2019	1,631		19.8104		32,295	1.81	21.52
2018	1,558		16.3026		25,398	1.46	(12.07)
2017	1,536		18.5401		28,472	1.53	14.99
MD8
2021	6,635		10.3457		68,640	—	0.00
2020	7,857		10.3457		81,285	0.20	0.22
2019	5,653		10.3230		58,346	1.21	1.64
2018	18,448		10.1569		187,372	1.37	1.26
2017	8,546		10.0305		85,720	0.29	0.30
M35
2021	1,355		19.9038		26,968	1.62	13.84
2020	1,368		17.4847		23,917	2.10	9.52
2019	1,383		15.9654		22,079	2.15	20.12
2018	1,397		13.2916		18,571	2.00	(5.87)
2017	1,410		14.1206		19,916	2.18	12.02
M31
2021	1,107	50.5391	to	51.3514	56,872	—	23.53
2020	1,281	40.9115	to	41.5691	53,243	—	31.86
2019	1,589	31.0273	to	31.5259	50,095	—	38.15
2018	9,652	22.4593	to	22.8202	220,261	0.09	2.67
2017	9,921	21.8754	to	22.2269	220,525	0.11	31.40
MF1
2021	1,395	46.6065	to	47.6438	66,450	—	14.11
2020	2,519	40.8425	to	41.7515	105,188	—	36.48
2019	2,570	29.9257	to	30.5918	78,618	—	38.66
2018	2,625	21.5819	to	22.0622	57,906	—	1.24
2017	2,670	21.3185	to	21.7930	58,181	0.12	27.00
M05
2021	285	38.2396	to	39.0905	11,149	—	1.80
2020	281	37.5634	to	38.3993	10,772	—	45.89
2019	277	25.7483	to	26.3213	7,286	—	41.70
2018	402	18.1710	to	18.5754	7,475	—	(1.48)
2017	380	18.4431	to	18.8535	7,169	—	26.65
M06
2021	12,473	13.3355	to	13.3851	166,581	2.68	(0.81)
2020	12,568	13.4448	to	13.4949	169,223	3.47	8.47
2019	12,657	12.3952	to	12.4413	157,110	3.66	10.21
2018	8,333	11.2473	to	11.2892	94,074	3.87	(1.09)
2017	15,502	11.3708	to	11.4131	176,608	3.41	4.46

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest[3,4]			Net Assets	Investment Income Ratio[1]	Total Return[2]
M33
2021	1,287	$36.9083	to	$37.6584	$48,484	0.54%	24.80%
2020	1,344	29.5735	to	30.1746	40,548	0.73	16.59
2019	1,337	25.3647	to	25.8802	34,593	0.80	32.95
2018	1,314	19.0788	to	19.4665	25,580	0.71	(4.37)
2017	1,309	19.9504	to	20.3558	26,641	1.38	23.37
M44
2021	158		17.2077		2,711	1.76	14.09
2020	157		15.0824		2,364	2.52	5.90
2019	155		14.2417		2,212	5.13	25.07
2018	715		11.3872		8,136	1.14	1.06
2017	674		11.2678		7,595	4.43	14.83
M40
2021	1,210	16.5719	to	16.7005	20,173	1.55	13.82
2020	1,219	14.5594	to	14.6723	17,870	2.24	5.62
2019	1,236	13.7845	to	13.8914	17,129	4.29	24.80
2018	289	11.0451	to	11.1308	3,187	0.87	0.81
2017	291	10.9563	to	11.0413	3,191	4.18	14.49
M83
2021	2,987	30.5032	to	31.3354	93,588	1.34	25.45
2020	3,063	24.3146	to	24.9779	76,515	1.59	3.48
2019	3,018	23.4980	to	24.1390	72,846	2.20	29.80
2018	3,594	18.1031	to	18.5969	66,840	1.56	(10.09)
2017	3,562	20.1338	to	20.6831	73,665	1.95	17.65
M08
2021	7,195	21.3451	to	21.4000	153,680	1.17	25.16
2020	7,455	17.0546	to	17.0984	127,229	1.35	3.22
2019	7,598	16.5224	to	16.5649	125,626	1.94	29.51
2018	7,116	12.7581	to	12.7909	90,848	1.35	(10.36)
2017	7,889	14.2319	to	14.2685	112,339	1.75	17.35
MB6
2021	122		49.6257		6,074	1.12	29.53
2020	122		38.3131		4,675	1.68	15.34
2019	120		33.2178		3,994	1.50	29.17
2018	119		25.7155		3,054	1.42	(7.74)
2017	117		27.8724		3,255	1.55	20.76
MA0
2021	2,241		21.2578		47,644	2.71	(1.66)
2020	2,259		21.6162		48,822	3.31	10.34
2019	2,288		19.5908		44,820	4.23	14.46
MA1
2021	152		16.8669		2,562	0.26	(7.02)
2020	219		18.1413		3,974	2.90	10.33
2019	300		16.4423		4,940	0.31	20.18
2018	259		13.6813		3,541	0.11	(14.13)
2017	338		15.9327		5,380	0.87	37.66
M96
2021	652		21.4816		14,015	2.08	(1.89)
2020	718		21.8950		15,729	2.97	6.38
2019	975		20.5821		20,074	2.05	6.53
2018	7,528		19.3210		145,458	3.24	0.47
2017	7,438		19.2309		143,033	3.14	2.22

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest[3,4]			Net Assets	Investment Income Ratio[1]	Total Return[2]
MA6
2021	1,297	$15.5021	to	$34.2983	$44,240	4.98%	3.49%
2020	1,726	14.9798	to	33.1427	56,951	5.70	5.09
2019	2,064	14.2548	to	31.5387	64,814	5.53	14.81
2018	4,260	12.4163	to	27.4710	116,774	5.62	(3.08)
2017	4,327	12.8107	to	28.3436	122,355	6.56	6.69
M97
2021	306		33.4165		10,228	0.46	9.27
2020	405		30.5825		12,399	1.38	15.84
2019	577		26.4013		15,236	0.91	27.30
2018	3,696		20.7396		76,654	1.00	(9.02)
2017	3,801		22.7957		86,651	1.40	32.64
MD5
2021	1,266		32.3220		40,916	0.39	8.99
2020	1,269		29.6552		37,635	1.28	15.50
2019	1,247		25.6753		32,008	1.01	27.11
2018	1,214		20.1991		24,526	0.81	(9.30)
2017	1,165		22.2706		25,951	1.15	32.35
ME3
2021	48	15.7808	to	21.3065	768	0.67	11.27
2020	53	14.1828	to	19.1490	751	1.85	12.71
2019	57	12.5831	to	16.9891	725	1.19	27.67
2018	62	9.8560	to	13.3071	616	1.24	(14.32)
2017	67	11.5030	to	15.5309	776	1.66	27.90
MB8
2021	604	43.6489	to	60.4485	32,283	0.88	29.64
2020	706	33.6702	to	46.6292	28,229	0.84	2.23
2019	833	32.9346	to	45.6105	31,701	0.66	26.78
2018	887	25.9787	to	35.9773	27,630	0.88	(5.11)
2017	1,024	27.3769	to	37.9137	32,924	0.86	14.97
MF6
2021	1,029	26.8199	to	67.3116	65,959	1.52	30.12
2020	1,050	20.6109	to	51.7286	50,686	4.88	1.49
2019	1,178	20.3092	to	50.9714	55,133	3.57	26.87
2018	1,341	16.0074	to	40.1750	50,552	4.07	(3.03)
2017	1,363	16.5079	to	41.4310	51,985	4.25	13.33
MF8
2021	—		40.7379		16	—	15.76
2020	26,618		35.1929		936,790	2.11	15.80
2019	27,256		30.3921		828,366	2.31	26.96
2018	28,011		23.9376		670,525	1.85	(5.20)
2017	28,812		25.2515		727,546	1.88	19.86

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest[3,4]			Net Assets	Investment Income Ratio[1]	Total Return[2]
MG0
2021	1,603		$16.7255		$26,818	1.05%	1.63%
2020	1,616		16.4580		26,593	0.47	13.55
2019	1,637		14.4943		23,723	1.83	8.26
2018	1,921		13.3880		25,723	2.10	(4.47)
2017	4,992		14.0144		69,946	—	8.32
MF2
2021	30,983	13.1422	to	13.3198	408,610	2.19	0.16
2020	28,673	13.1216	to	13.2990	377,593	3.21	4.34
2019	30,665	12.5759	to	12.7458	387,132	2.78	5.19
2018	24,378	11.9557	to	12.1173	293,183	2.16	1.28
2017	20,129	11.8051	to	11.9647	239,282	1.63	1.73
MG3
2021	1,875	36.5674	to	40.1495	74,900	0.81	30.99
2020	1,958	27.9169	to	30.6515	59,704	1.23	3.87
2019	2,058	26.8770	to	29.5098	60,444	1.32	31.12
2018	2,389	20.4982	to	22.5061	53,108	0.90	(11.45)
2017	2,514	23.1483	to	25.4159	63,131	1.26	13.67
MG5
2021	44,292		32.9932		1,461,346	2.03	11.61
2020	12,751		29.5623		376,969	2.38	14.29
2019	13,073		25.8654		338,128	2.59	22.23
2018	11,741		21.1618		248,463	2.17	(3.85)
2017	12,034		22.0102		264,876	2.07	15.52
ME0
2021	311		48.5189		15,074	0.74	34.05
2020	396		36.1936		14,322	0.97	4.19
2019	572		34.7388		19,859	0.67	33.65
2018	3,191		25.9929		82,937	0.51	(10.78)
2017	3,307		29.1327		96,331	0.96	15.24
V43
2021	327		103.0271		33,668	—	(11.19)
2020	342		116.0142		39,666	—	152.04
2019	—		—		—	—	—
2018	94		32.8865		3,098	—	10.53
2017	115		29.7542		3,408	—	38.60
O01
2021	365		58.7406		21,465	—	22.57
2020	366		47.9249		17,558	—	36.59
2019	366		35.0874		12,849	0.06	36.20
2018	365		25.7626		9,413	0.33	(5.73)
2017	362		27.3281		9,906	0.23	26.83
O20
2021	1,205		41.1798		49,624	—	15.17
2020	1,214		35.7554		43,419	0.45	27.34
2019	1,230		28.0794		34,539	0.65	31.45
2018	836		21.3607		17,864	0.80	(13.39)
2017	1,357		24.6638		33,458	0.73	36.32

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest[3,4]			Net Assets	Investment Income Ratio[1]	Total Return[2]
P10
2021	2,177		$7.7783		$16,932	4.30%	33.34%
2020	2,243		5.8334		13,082	6.35	13.55
2019	2,330		5.7556		13,408	4.48	11.43
2018	192		5.1652		990	2.10	(14.13)
2017	3,807		6.0153		22,902	11.04	2.15
PK8
2021	2,836	20.6859	to	45.2649	98,029	4.51	(2.57)
2020	3,405	21.2296	to	46.4610	126,822	4.63	6.70
2019	3,588	19.8956	to	43.5419	126,446	4.52	14.80
2018	2,553	17.3347	to	37.9296	96,832	4.06	(4.73)
2017	5,043	18.1960	to	39.8142	147,029	5.07	9.89
PK9
2020	1,972	16.1225	to	16.4673	32,466	7.95	16.83
2019	1,910	13.7995	to	14.0946	26,916	2.22	17.06
2018	1,851	11.7881	to	12.0402	22,288	1.71	(5.46)
2017	1,784	12.4683	to	12.7349	22,723	2.25	14.08
P06
2021	1,160	17.0780	to	24.5104	28,438	4.98	5.61
2020	1,192	16.1745	to	23.2087	27,656	1.46	11.72
2019	1,130	14.4787	to	20.7744	23,480	1.71	8.45
2018	1,057	13.3522	to	19.1566	20,255	2.54	(2.20)
2017	977		13.6531		19,131	2.41	3.66
P07
2021	1,911	17.9360	to	24.5506	46,917	1.82	(1.27)
2020	2,133	18.1660	to	24.8657	53,046	2.14	8.66
2019	2,637	16.7201	to	22.8838	60,338	2.90	8.37
2018	10,180	15.4308	to	21.1162	214,957	2.53	(0.53)
2017	10,280		15.5129		218,226	2.02	4.92
307
2021	3,902		85.2092		332,487	—	17.62
2020	4,412		72.4438		319,611	—	34.28
2019	3,597		53.9502		194,063	—	29.89
2018	3,761		41.5357		156,206	—	1.92
2017	3,829		40.7547		156,031	—	36.17

[1]

Represents the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.

[2]

Ratio represents the total return for the year indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in reduction in the total return presented. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

3

These unit values are not a direct calculation of net asset over the number of units allocated to the Sub-Account. Due to the timing difference of the launch date of certain VUL products, some Sub-Accounts may have multiple unit values even though these products have no expense charges that result in a direct reduction to unit values.

[4]

Due to the timing difference of the launch date of certain VUL products, some Sub-Accounts may have multiple unit values even though these products have no expense charges that result in a direct reduction to unit values.

[5]	Sub-Account F56 is active but has had zero balance since 2019.

Delaware Life Insurance Company of New York

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

Reports of Independent Auditors

Statutory Financial Statements as of

December 31, 2021 and 2020 and for the Years Ended

December 31, 2021, 2020 and 2019

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

KPMG LLP

One Financial Plaza

755 Main Street

Hartford, CT 06103

Independent Auditors’ Report

The Board of Directors

Delaware Life Insurance Company of New York:

Opinions

We have audited the financial statements of Delaware Life Insurance Company of New York (the Company), which comprise the statutory statement of admitted assets, liabilities, and capital stock and surplus as of December 31, 2021, and the related statutory statements of operations, changes in capital stock and surplus, and cash flow for the year then ended, and the related notes to the financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital stock and surplus of the Company as of December 31, 2021, and the results of its operations and its cash flow for the year then ended in accordance with accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 1.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2021, or the results of its operations or its cash flows for the year then ended.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company using accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices described in Note 1 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with

KPMG International Limited, a private English company limited by guarantee.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

/s/ KPMG LLP

Hartford, Connecticut

April 28, 2022

Report of Independent Auditors

To the Board of Directors of

Delaware Life Insurance Company of New York

We have audited the accompanying statutory financial statements of Delaware Life Insurance Company of New York, which comprise the statutory statements of admitted assets, liabilities and capital stock and surplus as of December 31, 2020, and the related statutory statements of operations and changes in capital stock and surplus, and of cash flows for each of the two years in the period ended December 31, 2020.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

PricewaterhouseCoopers LLP, 185 Asylum Street, Suite 2400, Hartford, CT 06103-3404
T: (860) 241 7000, F: (860) 241 7590, www.pwc.com/us

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2020, or the results of its operations or its cash flows for each of the two years in the period ended December 31, 2020.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2020, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 2020, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 1.

/s/ PricewaterhouseCoopers LLP

Hartford, Connecticut

April 28, 2021

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES, AND CAPITAL STOCK AND SURPLUS

AS OF DECEMBER 31, 2021 AND 2020 (IN THOUSANDS EXCEPT SHARE AND PER SHARE DATA)

	2021	2020
ADMITTED ASSETS
GENERAL ACCOUNT ASSETS
Bonds	$963,960	$953,620
Preferred stocks	8,547	16,177
Common stocks	—	4,340
Mortgage loans on real estate	34,977	45,742
Cash, cash equivalents and short-term investments	44,073	128,871
Contract loans	6,206	6,802
Other invested assets	29,777	2,795
Receivable for securities	571	1
Investment income due and accrued	9,827	8,760
Deferred premiums	33	31
Amounts recoverable from reinsurers	2,962	1,036
Other amounts receivable under reinsurance contracts	—	239
Net deferred tax asset	21,761	25,432
Receivable from parent, subsidiaries and affiliates	—	897
Other assets	804	991

Total general account assets	1,123,498	1,195,734
SEPARATE ACCOUNT ASSETS	1,028,372	1,048,129

TOTAL ADMITTED ASSETS	$2,151,870	$2,243,863

	2021	2020
LIABILITIES, CAPITAL STOCK AND SURPLUS
GENERAL ACCOUNT LIABILITIES
Aggregate reserve for life contracts	$493,191	$531,794
Liability for deposit-type contracts	19,295	19,746
Contract claims	1,648	1,269
Other amounts payable on reinsurance	3,521	3,814
Interest maintenance reserve	23,731	24,473
Commissions to agents due or accrued	336	340
General expenses due or accrued	1,511	2,232
Transfers from Separate Accounts due or accrued (net)	(55,700)	(41,739)
Taxes, licenses and fees due and accrued	4,307	4,391
Current federal and foreign income taxes	8,068	26,584
Remittances and items not allocated	1,697	76
Asset valuation reserve	11,302	11,811
Payable to parent and affiliates	200	—
Reinsurance in unauthorized and certified companies	1,397	915
Funds held under coinsurance	160,039	157,239
Payable for securities	3,605	1,203
Other liabilities	1,305	1,247

Total general account liabilities	679,453	745,395
SEPARATE ACCOUNT LIABILITIES	1,028,370	1,048,128

Total liabilities	1,707,823	1,793,523
CAPITAL STOCK AND SURPLUS:
Common capital stock, $350 par value – 6,001 shares authorized: 6,001 shares issued and outstanding	2,100	2,100
Gross paid in and contributed surplus	357,400	357,400
Unassigned funds	84,547	90,840

Total surplus	441,947	448,240

Total common capital stock and surplus	444,047	450,340

TOTAL LIABILITIES, CAPITAL STOCK AND SURPLUS	$2,151,870	$2,243,863

See notes to statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

STATUTORY STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019 (IN THOUSANDS)

	2021	2020	2019
INCOME:
Premiums and annuity considerations	$12,076	$13,251	$12,357
Considerations for supplementary contracts with life contingencies	6,617	5,981	10,600
Net investment income	46,324	44,078	47,702
Amortization of interest maintenance reserve	1,529	1,351	1,497
Commissions and expense allowances on reinsurance ceded	615	613	638
Income from fees associated with investment management, administration and contract guarantees from Separate Accounts	17,232	17,150	18,518
Other income	3,195	3,245	3,366

Total Income	87,588	85,669	94,678
BENEFITS AND EXPENSES:
Death benefits	136	109	—
Annuity benefits	34,661	38,521	51,234
Surrender benefits and withdrawals for life contracts	107,348	119,409	176,714
Interest and adjustments on contracts or deposit-type contract funds	1,426	1,337	1,321
Payments on supplementary contracts with life contingencies	6,268	7,148	5,541
Decrease in aggregate reserves for life and accident and health contracts	(38,603)	(47,813)	(44,699)

Total Benefits	111,236	118,711	190,111
Commissions on premiums and annuity considerations (direct business only)	3,751	3,873	4,294
General insurance expenses	6,015	6,812	9,883
Insurance taxes, licenses and fees, excluding federal income taxes	(484)	(1,229)	617
Net transfers from Separate Accounts net of reinsurance	(103,353)	(116,590)	(164,649)
Other deductions	8,316	6,771	6,865

Total Benefits and Expenses	25,481	18,348	47,121
Net gain from operations before federal income tax expense and net realized capital (losses) gains	62,107	67,321	47,557
Federal income tax expense, excluding tax on capital (losses) gains	8,081	9,089	12,611

Net gain from operations after federal income taxes and before net realized capital (losses) gains	54,026	58,232	34,946
Net realized capital (losses) gains less capital gains tax and transfers to the interest maintenance reserve	(26)	(288)	195

NET INCOME	$54,000	$57,944	$35,141

See notes to statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

STATUTORY STATEMENTS OF CHANGES IN CAPITAL STOCK AND SURPLUS

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019 (IN THOUSANDS)

	2021	2020	2019
CAPITAL STOCK AND SURPLUS, BEGINNING OF YEAR	$450,340	$398,539	$366,354
Net income	54,000	57,944	35,141
Change in net unrealized capital (losses) gains, net of deferred income tax	1,253	(1)	(487)
Change in net deferred income tax	(3,338)	(4,586)	2,697
Change in nonadmitted assets	(3)	(2)	9
Change in liability for reinsurance in unauthorized and certified companies	(482)	104	(40)
Change in asset valuation reserve	509	(1,658)	(6,865)
Prior period adjustment net of tax	—	—	1,730
Dividends to stockholder	(58,232)	—	—

CAPITAL STOCK AND SURPLUS, END OF YEAR	$444,047	$450,340	$398,539

See notes to statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

STATUTORY STATEMENTS OF CASH FLOW

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019 (IN THOUSANDS)

	2021	2020	2019
CASH FROM OPERATIONS:
Premiums collected net of reinsurance	$18,691	$19,234	$22,960
Net investment income	46,402	43,783	47,956
Miscellaneous income	21,043	21,008	22,522

Total receipts	86,136	84,025	93,438
Benefits and loss related payments	(151,439)	(164,863)	(233,412)
Net transfers from Separate Accounts	89,391	109,652	169,363
Commissions, expenses paid and aggregate write-ins for deductions	(18,719)	(17,404)	(21,495)
Federal and foreign income taxes (paid) recovered	(27,515)	—	(1,836)

Total payments	(108,282)	(72,615)	(87,380)

Net cash from operations	(22,146)	11,410	6,058

CASH FROM INVESTMENTS:
Proceeds from investments sold, matured or repaid:
Bonds	401,778	200,456	90,045
Stocks	13,677	1,109	2,643
Mortgage loans	11,234	4,236	13,903
Miscellaneous proceeds	1,831	5,637	—

Total investment proceeds	428,520	211,438	106,591
Cost of investments acquired (long-term only):
Bonds	(417,730)	(140,387)	(101,147)
Stocks	(4,500)	(500)	—
Mortgage loans	(7)	—	(22,652)
Other invested assets	(16,237)	(83)	—
Miscellaneous applications	(364)	(223)	(9,722)

Total investments acquired	(438,838)	(141,193)	(133,521)
Net increase in contract loans and premium notes	593	(954)	(1,385)

Net cash from investments	(9,725)	69,291	(28,315)

CASH FROM FINANCING AND MISCELLANEOUS SOURCES:
Net deposits on deposit-type contracts and other liabilities	(451)	2,694	1,520
Dividends to stockholder	(58,232)	—	—
Other cash provided (applied)	5,756	2,463	1,495

Net cash from financing and miscellaneous sources	(52,927)	5,157	3,015

Net change in cash, cash equivalents and short-term investments	(84,798)	85,858	(19,242)
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS:
Beginning of year	128,871	43,013	62,255

End of year	$44,073	$128,871	$43,013

	2021	2020	2019
SUPPLEMENTAL SCHEDULE OF NON-CASH ACTIVITIES
Exchanges of debt securities	$31,685	$5,224	$10,823
Transfer of bonds to other invested assets	4,895	—	747
Transfer of bonds to preferred stocks	1,492	—	—
Transfer of common stocks to other invested assets	4,340	—	—
Prior period adjustment	—	—	2,190

See notes to statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 AND 2020 AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

1.	DESCRIPTION OF THE BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Delaware Life Insurance Company of New York (the “Company”) is a stock life insurance company incorporated under the laws of the State of New York. The Company is a direct, wholly-owned subsidiary of Delaware Life Insurance Company (“DLIC”). DLIC is a wholly-owned subsidiary of DLIC Holdings, LLC (formerly Group One Thousand One, LLC).

The Company’s business includes a variety of wealth accumulation and protection products, including individual fixed and variable annuities, individual and group life insurance, and group disability insurance. The Company has reinsured certain risks related to some of these products to former affiliated and non-affiliated reinsurers. The Company also sold group life and disability insurance, of which 100% of these risks have been reinsured.

BASIS OF PRESENTATION – ACCOUNTING PRACTICES

The accompanying financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the New York State Department of Financial Services (the “Department”). The Department recognizes only statutory accounting principles prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the New York Insurance Law. The National Association of Insurance Commissioners’ (“NAIC’s”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted accounting principles by the State of New York.

There was no material difference in the Company’s net income (loss) or capital stock and surplus between NAIC SAP and practices prescribed and permitted by the State of New York as of December 31, 2021 and 2020 and for the years ended December 31, 2021, 2020 and 2019.

Accounting principles and procedures of the NAIC, as prescribed or permitted by the Department, comprise a comprehensive basis of accounting principles other than accounting principles generally accepted in the United States of America (“GAAP”). The more significant differences affecting the Company are as follows:

Statutory accounting principles do not recognize the following assets or liabilities, which are reflected under GAAP: deferred policy acquisition costs and unearned premium reserves. Deferred policy acquisition costs create a temporary tax difference as disclosed in Note 13. An asset valuation reserve (“AVR”) and interest maintenance reserve (“IMR”) are established under statutory accounting principles but not under GAAP. Methods for calculating investment valuation allowances differ under statutory accounting principles and GAAP. Actuarial assumptions and reserving methods differ under statutory accounting principles and GAAP. There are certain limitations on the admissibility of net deferred tax assets (“DTAs”) under statutory accounting principles. Certain contracts with a market value adjustment (“MVA”) feature are classified within the Company’s General Account under GAAP, but are classified within the Company’s non-insulated Separate Accounts under statutory accounting principles.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 AND 2020 AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

Under GAAP, investments in fixed maturity securities classified as available-for-sale or trading are carried at aggregate fair value. Changes in unrealized gains and losses are reported net of taxes in a separate component of stockholder’s equity for available-for-sale securities, and changes in unrealized gains and losses on trading securities are recorded in net investment income. Fixed maturity securities are generally carried at amortized cost under statutory accounting principles.

Annuity considerations are recognized as revenue when received. Expenses incurred in connection with acquiring new insurance business, if any, including acquisition costs such as sales commissions, are charged to operations as incurred.

USE OF ESTIMATES

The preparation of financial statements in conformity with statutory accounting principles prescribed or permitted by the State of New York requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The most significant estimates are those used in determining the fair value of financial instruments, allowance for loan losses, aggregate reserves for life policies and annuity contracts, contract claims incurred but not reported, deferred income taxes, provision for income taxes, and other-than-temporary-impairments (“OTTI”) of investments.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Company in preparing the accompanying statutory-basis financial statements:

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, short-term investments, bonds, equity securities, and mortgage loans. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize potential losses.

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

Cash, cash equivalents, and short-term investments are liquid assets. The Company’s cash equivalents primarily include commercial paper and money market instruments, which have an original term to maturity of less than three months. The carrying value for cash, cash equivalents, and short-term investments is stated at amortized cost, which approximates fair value. Short-term investments, with the exception of money market instruments which are carried at fair value per Statement of Statutory Accounting Principles (“SSAP”) No. 2R, Cash, Cash Equivalents, Drafts and Short Term Investments, include bonds with a term to maturity exceeding three months, but less than one year on the date of acquisition.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 AND 2020 AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

INVESTMENTS

Bonds

Investments in bonds, mortgage-backed securities (“MBS”), and asset-backed securities (“ABS”) are stated at amortized cost using the scientific method. Where the NAIC designation of the bond has fallen to 6 and the fair value has fallen below amortized cost, they are carried at fair value. Adjustments to the value of MBS and ABS securities based on changes in cash flows, including those related to changes in prepayment assumptions, are made retrospectively. As part of this process, a third-party vendor for each security type was appointed by the NAIC to develop a revised NAIC designation methodology. The ratings for residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) are determined by comparing the insurer’s carrying value divided by the remaining par value to price ranges provided by the third-party vendor corresponding to each NAIC designation. Comparisons are initially made to the model based on amortized cost. Where the resulting designation is an NAIC 6 per the model, further comparison based on fair value is required which, in some cases, results in a higher final NAIC designation.

The definition of structured securities under SSAP No. 43R, Loan Backed and Structured Securities – Revised, (“SSAP 43R”) includes certain types of ABS and MBS securities that do not follow the revised rating methodology described above, including, but not limited to, equipment trust certificates, credit tenant loans, 5*/6* securities, interest-only securities, and those with Securities Valuation Office (“SVO”) assigned NAIC designations. Interest income on bonds, MBS and ABS is recognized when earned based upon estimated principal repayments, if applicable. For bonds subject to prepayment risk, yields are recalculated and asset balances adjusted periodically so that expected return on future cash flows matches the expected return over the life of the investment from acquisition. If the collection of all contractual cash flows is not probable, an OTTI may be indicated. The process of analyzing securities for OTTI adjustment is further described in Note 3.

Preferred Stocks and Common Stocks

Preferred stocks are stated in accordance with guidance provided in SSAP No. 32R, Investments in Preferred Stock (“SSAP No. 32R”). Effective January 1, 2021, perpetual preferred stocks and mandatory convertible preferred stocks are reported at fair value and can not exceed effective call price. Redeemable preferred stocks are carried at amortized cost for NAIC 1-3 and at the lower of amortized cost or fair value for NAIC 4-6. Prior to adoption of the revisions of SSAP No. 32R, perpetual preferred stock rated NAIC 1-3 was carried amortized cost. Common stocks are stated at fair value.

Mortgage Loans on Real Estate

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses. Mortgage loans acquired at a premium or discount are carried at amortized cost using the effective interest rate method, net of provisions for estimated losses. Purchases and sales of mortgage loans are recognized or derecognized in the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus on the loan’s trade date, which is the date that the Company funds the purchase or receives the proceeds from the sale. Transaction costs on mortgage loans are capitalized on initial recognition and are recognized in the Company’s Statutory Statements of Operations using the effective interest rate method. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s value at the time that the original loan was made. The Company regularly assesses the value of the collateral.

A mortgage loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. When a mortgage loan is classified as impaired, allowances for credit losses are established to adjust the carrying value of the loan to its net recoverable amount.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 AND 2020 AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the collateral less cost to sell, is less than the recorded amount of the loan. The full extent of impairment in the mortgage portfolio cannot be assessed solely by reviewing loans individually. A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions. While management believes that it uses the best information available to establish loan loss allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them.

Interest income is recognized on mortgage loans when the collection of contractually specified future cash flows is probable, in which case cash receipts are recorded in accordance with the effective interest rate method. Interest income is not recognized on impaired mortgage loans, and these mortgage loans are placed in a non-accrual status when the collection of contractually-specified future cash flows is not probable, in which case cash receipts are applied in the following order: first against the carrying value of the loan, then against the provision, and then to income. The accrual of interest resumes when the collection of contractually-specified future cash flows becomes probable based on certain facts and circumstances.

Changes in allowances for losses are recorded as changes in unrealized gains and losses to surplus. Once the conditions causing impairment improve and future payments are reasonably assured, the mortgages are no longer classified as impaired and the Company resumes the accrual of income. However, if the original terms of the contract have been changed, resulting in the Company providing an economic concession to the borrower at below market rates, then the mortgage is reclassified as restructured. If the conditions causing impairment do not improve and future payments remain unassured, the Company typically derecognizes the asset through disposition or foreclosure. Uncollectible collateral-dependent loans are written off through realized losses for any difference between the carrying value and amount received for the underlying property at the time of disposition or foreclosure.

Contract Loans

Contract loans are carried at the amount of outstanding principal balance. Contract loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

Other Invested Assets

Other invested assets (excluding investments accounted for under the equity method) include surplus debentures, non rated residual tranches on asset-backed securities, and collateral loans. The Company has ownership interests in joint ventures and partnerships which are carried at values based on the audited underlying equity of the investee in accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, and SSAP No. 93, Low Income Housing Tax Credit Property Investments. Audited financial statements for these investments are received on an annual basis. OTTI on other invested assets is evaluated under the methodology described in Note 3.

Asset Valuation Reserve and Interest Maintenance Reserve

The AVR is established as a liability based upon a formula prescribed by the NAIC to offset potential credit-related investment losses on all invested assets, with changes in the AVR charged or credited directly to surplus. The IMR is established as a liability to capture realized gains and losses, net of income tax, on the sale of fixed income investments, principally bonds and mortgage loans, resulting from changes in the general level of interest rates, and is amortized into income over the remaining years to expected maturity of the assets sold.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 AND 2020 AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

POLICY AND CONTRACT RESERVES

The reserves for life insurance policies, accident and health insurance policies, and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates) which produce reserves at least as great as those required by law and/or contract provisions.

Accident and health insurance benefit reserves are developed by actuarial methods and are determined based on either published tables using specified statutory interest rates, mortality or morbidity assumptions, Company experience, and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the amounts required by law.

Liabilities for unpaid claims consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported. These liabilities include estimates of the expenses that will be incurred in connection with the payment of the benefit payments. The amounts reported are based upon historical experience, adjusted for trends and current circumstances. Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses. Revisions of these estimates are included in operations in the year such adjustments are determined to be required.

DEPOSIT-TYPE CONTRACTS

Liabilities for investment-type contracts, such as supplementary contracts not involving life contingencies, are based on account value or accepted actuarial standards and methods including use of prescribed interest rates.

INCOME TAXES

The Company accounts for current and deferred income taxes and recognizes reserves for income tax contingencies in accordance with SSAP No. 101, Income Taxes. Under the applicable asset and liability method for recording deferred income taxes, deferred tax assets, net of any nonadmitted portion, and deferred tax liabilities are recognized for the future tax consequences attributable to differences between the statutory financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and deferred tax liabilities (“DTLs”) are measured using the enacted tax rates on which those temporary differences are expected to be recovered or settled. The change in deferred taxes is charged or credited directly to surplus. Gross deferred tax assets are first reduced by a statutory valuation allowance, if deemed appropriate. The Company then determines the admissibility of the remaining net deferred tax assets, after valuation allowance, subject to admissibility limitations set forth in NAIC SAP. Refer to Note 13 for further discussion of the Company’s income taxes.

SEPARATE ACCOUNTS

The Company has established insulated Separate Accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in the variable Separate Accounts include individual and group life insurance and annuity contracts. The assets in these insulated Separate Accounts are carried at fair value and the investment risk associated with such assets is retained by the contract holder. These variable products provide minimum death benefits and, in certain annuity contracts, minimum accumulation or withdrawal benefits. The minimum guaranteed benefit reserves associated with the insulated Separate Accounts are reported in Aggregate Reserves for Life Contracts in the Company’s Statutory Statements of Admitted Assets, Liabilities, Capital Stock and Surplus.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 AND 2020 AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The Company has also established non-insulated Separate Accounts for certain annuity contracts that include an MVA feature associated with fixed rates, including the amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts. Assets in the non-insulated Separate Accounts are carried at fair value. The assets of the non-insulated Separate Accounts are not legally insulated and can be used by the Company to satisfy General Account obligations.

Net investment income, capital gains and losses, and changes in invested asset values in the insulated variable Separate Accounts are allocated to policyholders and therefore do not affect the operating results of the Company. The Company earns Separate Account fees for providing administrative services and bearing the mortality and other guaranteed benefit risks related to contracts for which funds are invested in variable Separate Accounts.

Certain activity from the variable Separate Accounts is reflected in the Company’s financial statements as follows:

•	The fees that the Company receives, which are assessed periodically and recognized as revenue when assessed.

•

The activity related to guaranteed minimum death benefit, guaranteed minimum accumulation benefits, guaranteed minimum income benefits, and guaranteed minimum withdrawal benefits, which is reflected in the Company’s financial statements.

•	Premiums and withdrawals with offsetting transfers to/from the variable Separate Accounts are reflected in the Statutory Statement of Operations.

•	Transfers from the variable Separate Accounts due and accrued.

•

The dividends received deduction (the “DRD”), which is included in the Company’s income tax expense, is calculated based upon the variable Separate Accounts’ assets held in connection with variable contracts.

ACCOUNTING PRONOUNCEMENTS

New and Adopted Accounting Pronouncements

The NAIC adopted revisions to SSAP No. 32, Preferred Stock, effective January 1, 2021 which updated definitions, clarified impairment guidance, and updated the measurement guidance for investments in preferred stock. The revisions did not have a material impact to the financial statements of the Company as of December 31, 2021.

In December 2021, the Company early adopted the minor revisions to SSAP No. 43R, Loan-Backed and Structured Securities, from the NAIC exposure draft, Ref# 2021-15 SSAP 43R—Residual Tranches, related to the accounting and reporting for non-rated residual investments. The Company transferred its non-rated residual tranches from bonds to other invested assets and valued the residual tranches at the lower of cost or fair value.

In March 2021, the NAIC adopted revisions to SSAP No. 25, Affiliates and Other Related Parties, that clarified the following regarding the identification of a related party:

•	any related party identified under U.S. GAAP or U.S. Securities and Exchange Commission (“SEC”) reporting requirements would be considered a related party under statutory accounting principles;

•	a non-controlling ownership over 10% results in a related-party classification regardless of any disclaimer of control or of affiliation; and

•	a disclaimer of control or of affiliation does not eliminate the classification as a related party and the disclosure requirements under SSAP 25.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 AND 2020 AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The revisions were effective March 15, 2021 and did not have a significant impact to the financial statements of the Company as of December 31, 2021.

Effective June 30, 2020, the NAIC adopted changes to the Working Capital Finance Investments Program requirements in SSAP No. 105, Working Capital Finance Investments. The adoption of the revisions within SSAP No. 105 did not have a significant impact on the financial statements of the Company.

Effective January 1, 2020, the NAIC adopted revisions to SSAP No. 51R, Life Contracts, and SSAP No. 3, Accounting Changes and Corrections of Errors, related to a grade-in approach of reporting changes in the reserve valuation basis as a result of Section 21 of the Valuation Manual (“VM-21”). The adoption of the new guidance did not have a significant impact on the financial statements of the Company.

Effective January 1, 2020, the Company adopted New York Insurance Regulation 213 (11 NYCRR 103) (“Regulation 213”), enacted by the Department to implement additional life insurance reserve requirements related to the principle-based reserving framework required by the NAIC. The adoption of the Regulation 213 requirements did not have a significant impact on the financial statements of the Company.

The Company did not have any substantive adoptions during 2019.

CORRECTIONS OF ERRORS

During 2019, the Company discovered an error related to the calculation of actuarial reserves. This error was corrected and recorded, net of tax, through surplus in the Statutory Statements of Changes in Capital Stock and Surplus in the amount of $1.7 million. The Company did not have any corrections of errors during 2021 or 2020.

2.	RELATED-PARTY TRANSACTIONS

The Company has significant transactions with affiliates and other related parties. Intercompany revenues and expenses recognized as a result of these transactions may not necessarily be indicative of costs that would be incurred if the Company operated on a stand-alone basis and if these transactions were with unrelated parties. The following is a summary of significant transactions with affiliates and other related parties.

In October 2021, the Company paid a $58.2 million ordinary cash dividend to DLIC.

In March 2021, the Company purchased a non-affiliated bond from DLIC for $8.0 million.

Administrative Service Agreements and Other

The Company’s affiliate, Group 1001 Resources, LLC (“GOTO Resources”), sponsors the Group 1001 401(k) Savings Plan (the “401(k) Plan”) (formerly the Delaware Life Insurance Company 401(k) Savings Plan), which qualifies under Section 401(k) of the Internal Revenue Code and includes a retirement investment account feature (the “RIA”) that qualifies under Section 401(a) of the Internal Revenue Code. Expenses under the 401(k) Plan and the RIA are allocated by GOTO Resources to the Company and other affiliates pursuant to intercompany service agreements. The allocated expenses incurred by the Company for the years ended December 31, 2021, 2020 and 2019 were $95.8 thousand, $132.3 thousand and 134.8 thousand, respectively.

The Company has a management services agreement with DLIC pursuant to which DLIC furnishes various investment, actuarial, and administrative services on a cost-reimbursement basis. Expenses incurred under this agreement amounted to approximately $4.3 million, $4.8 million and $7.8 million for the years ended December 31, 2021, 2020 and 2019, respectively.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 AND 2020 AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

On August 2, 2013, Group One Thousand One, LLC acquired all of the issued and outstanding shares of the Company’s parent, DLIC, from Sun Life Canada (U.S.) Holdings, Inc. (the “Sale Transaction”). In connection with the Sale Transaction, certain of the Company’s controlling persons agreed that the Company would comply with the filing and other requirements contained in Section 1505 of the New York Insurance Law with respect to any transaction subject to Section 1505(c) or (d) between (i) the Company and (ii) (a) Guggenheim Capital, LLC, or a subsidiary thereof, or (b) Sammons Enterprises, Inc., or a subsidiary thereof. The following are agreements that the Company has filed pursuant to the terms of this undertaking:

•

The Company has an investment management agreement with Guggenheim Partners Investment Management, LLC (“GPIM”), whereby GPIM provides investment management services for certain of the Company’s investments. Expenses incurred under this agreement amounted to $1.6 million, $1.6 million and $1.7 million for the years ended December 31, 2021, 2020 and 2019, respectively.

•

The Company has a services agreement with Guggenheim Commercial Real Estate Finance, LLC (“GCREF”), whereby GCREF provides mortgage loan sourcing, origination and administration services to the Company. The servicing fees are netted from the debt service payments remitted by GCREF to the Company. The servicing fees incurred for the years ended December 31, 2021, 2020 and 2019 were $6.3 thousand, $7.5 thousand and $7.5 thousand, respectively.

At December 31, 2021 and 2020, the Company held non-affiliated investments managed by GPIM as follows:

	December 31,
(In Thousands)	2021	2020
Bonds	$2,669	$10,154
Common Stocks	—	4,340
Other Invested Assets	5,124	—

Total Related Party	$7,793	$14,494

The Company has a principal underwriter’s agreement with Clarendon Insurance Agency, Inc. (“Clarendon”), an affiliate, whereby Clarendon serves as principal underwriter and distributor for variable insurance and annuity products issued by the Company. The Company did not incur any expenses under this agreement during 2021, 2020 and 2019.

The Company is party to a federal tax allocation agreement with DLIC as the common parent of an affiliated group of companies, of which the Company is a member. Refer to Note 13.

The Company had $0.2 million due from DLIC and other affiliates and $0.9 million due from DLIC and other affiliates as of December 31, 2021 and 2020, respectively, and $0.4 million included in general expenses due or accrued to other related parties each year as of December 31, 2021 and 2020 under the terms of various management and service contracts which provide for cash settlements on a quarterly or more frequent basis.

In January 2020, the Company, as borrower, entered into a $50.0 million demand promissory note (the “Note”) with DLIC as lender. The Note superseded and effectively terminated the parties’ $35.0 million promissory note dated May 19, 2017 (the “Old Note”). The Company’s borrowings under the Note may be used for general corporate purposes. Borrowings bear interest at LIBOR + 115 basis points, with no commitment fees for any unused portion of the Note. Borrowings under the Old Note were subject to interest at LIBOR + 115 basis points, with a commitment fee of 48 basis points for any unused portion. The total commitment fees paid on the Old Note for the year ended December 31, 2019 was approximately $161.4 thousand. There was no amount outstanding under the Note as of December 31, 2021 and 2020.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 AND 2020 AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

3.	BONDS AND PREFERRED STOCK

The statement value and fair value of the Company’s bonds and preferred stocks were as follows:

	December 31, 2021
(In Thousands)	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
Bonds:
U.S. Governments	$18,215	$4,232	$(10)	$22,437
All Other Government:
U.S. States, Territories and Possessions (Direct and Guaranteed)	5,558	820	(4)	6,374
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	94,484	8,892	(193)	103,183
Industrial and Miscellaneous (Unaffiliated)	800,486	60,697	(2,803)	858,380
Hybrid Securities	45,217	3,319	(776)	47,760

Total Bonds	$963,960	$77,960	$(3,786)	$1,038,134

Preferred Stocks	$8,547	$425	$—	$8,972

	December 31, 2020
(In Thousands)	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
Bonds:
U.S. Governments	$15,205	$6,131	$—	$21,336
All Other Government:
U.S. States, Territories and Possessions (Direct and Guaranteed)	4,481	1,067	—	5,548
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	108,268	11,700	(77)	119,891
Industrial and Miscellaneous (Unaffiliated)	765,432	94,557	(5,531)	854,458
Hybrid Securities	60,234	4,998	(1,976)	63,256

Total Bonds	$953,620	$118,453	$(7,584)	$1,064,489

Preferred Stocks	$16,177	$289	$—	$16,466

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 AND 2020 AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The statement value and estimated fair value by maturity date for bonds, other than ABS and MBS, are shown below. Actual maturities may differ from contractual maturities on ABS and MBS because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties; accordingly, the contractual maturities for those securities are not shown.

	December 31, 2021,
(In Thousands)	Statement Value	Estimated Fair Value
Due In One Year or Less	$6,433	$6,541
Due After One Year Through Five Years	137,314	145,352
Due After Five Years Through Ten Years	152,195	164,663
Due After Ten Years	493,929	538,480

Total Before Asset and Mortgage-Backed Securities	789,871	855,036
Asset and Mortgage-Backed Securities	174,089	183,098

Total	$963,960	$1,038,134

Proceeds from sales and maturities of investments in bonds and preferred stock during 2021, 2020 and 2019 were $456.5 million, $206.5 million and $104.5 million, respectively, including non-cash transactions of $38.1 million, $5.2 million and $11.6 million, respectively. Gross gains during 2021, 2020 and 2019 were $7.7 million, $6.7 million and $2.2 million, respectively, and gross losses were $3.4 million, $1.3 million and $0.4 million, respectively.

Bonds included above with a statement value of approximately $0.4 million at each year ended December 31, 2021 and 2020 were on deposit with the Department as required.

Investment grade bonds were 96.5% and 96.7% of the Company’s total bonds as of December 31, 2021 and 2020, respectively.

The fair value of publicly-traded bonds is determined using three primary pricing methods: third-party pricing services, non-binding broker quotes, and pricing models. Prices are first sought from third-party pricing services with the remaining unpriced securities priced using one of the other two methods. For privately-placed bonds, fair values are estimated using model prices or broker quotes. A portion of privately-placed fixed maturity securities (typically SEC Rule 144A securities) are priced using market prices.

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model, or independent broker quotations. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows, and prepayment speeds. In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS. These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates. Exposure to any single issuer is less than 10% of net admitted assets.

The fair value of the Company’s preferred stocks is first based on quoted market prices. Similar to fixed maturity securities, the Company uses pricing services and broker quotes to price preferred stocks for which the quoted market price is not available.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 AND 2020 AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

Other-Than-Temporary-Impairments

The Company recognizes and measures OTTI for loan-backed and structured securities (“LBSS”) in accordance with SSAP No. 43R. In accordance with SSAP No. 43R, if the fair value of a LBSS is less than its amortized cost basis at the Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus date, the Company assesses whether the impairment is an OTTI. When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and the present value of its expected future cash flows, discounted at the effective interest rate implicit in the security.

If the Company intends to sell the LBSS, or if it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred. The amount of the OTTI recognized in earnings is the difference between the amortized cost basis and the fair value of the security.

If the Company does not intend to sell the LBSS, or it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company performs cash-flow based testing to determine if the present value of its expected future cash flows discounted at the effective interest rate implicit in the security is less than its amortized cost basis.

Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral. Losses incurred on the respective portfolios are based on loss models using assumptions about key systematic risks, such as unemployment rates and housing prices, and loan-specific information, such as delinquency rates and loan-to-value ratios.

If the fair value of a bond, other than those subject to SSAP No. 43R, is less than its amortized cost basis at the Statutory Statement of Admitted Assets, Liabilities and Capital Stock and Surplus date, the Company assesses whether the impairment is an OTTI. When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and its fair value.

If the Company intends to sell the bond, or if it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred. If the Company does not intend to sell the bond, or if it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company employs a portfolio monitoring process to identify securities that are OTTI.

The Company has an Asset Valuation Committee composed of investment and finance professionals which meets at least quarterly to review individual issues or issuers that may be of concern. In determining whether a security is OTTI, the Asset Valuation Committee considers the factors described below. The process involves a quarterly screening of all securities where fair value is less than the amortized cost basis. Discrete credit events, such as a ratings downgrade, are also used to identify securities that may be OTTI. The securities identified are then evaluated based on issuer-specific facts and circumstances, such as the issuer’s ability to meet current and future interest and principal payments, an evaluation of the issuer’s financial position and its near-term recovery prospects, difficulties being experienced by an issuer’s parent or affiliate, and management’s assessment of the outlook for the issuer’s sector.    In making these evaluations, the Asset Valuation Committee exercises considerable judgment. Based on the committee’s evaluation, issues or issuers are considered for inclusion on one of the Company’s following credit lists:

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 AND 2020 AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

“Monitor List” - A security on this list is subject to a heightened level of monitoring because either the issue or the issuer or its industry, sector, geographic location, or political operating environment has been under stress.

“Watch List” - There is a preponderance of likelihood that either interest or principal will not be received according to the committee’s expectations and may result in an impairment or write-offs.

“Impaired List” - The Asset Valuation Committee has concluded that the Company has the intent to sell the security, it is more likely than not that the Company will be required to sell the security before recovery of its amortized cost basis, or the amortized cost basis of the security is not expected to be recovered due to expected delays or shortfalls in the contractually specified cash flows. For these investments, the amount of OTTI recognized in the Company’s Statement of Operations is the difference between the amortized cost basis of the security and its fair value or discounted cash flows.

Should it be determined that a security is OTTI, the Company records a loss through an appropriate adjustment in carrying value. In 2021, there was $0.1 million of OTTI recognized for LBSS held as of December 31, 2021 where the present value of estimated cash flows expected to be collected was less than the amortized cost of the securities. In 2020, $0.7 million of OTTI was recognized based on an intent to sell aviation industry assets prior to year end or shortly afterwards.    The Company did not incur write-downs of bonds during 2019.

There are inherent risks and uncertainties in management’s evaluation of securities for OTTI. These risks and uncertainties include factors both external and internal to the Company, such as general economic conditions, an issuer’s financial condition or near-term recovery prospects, market interest rates, unforeseen events which affect one or more issuers or industry sectors, and portfolio management parameters, including asset mix, interest rate risk, portfolio diversification, duration matching, and greater-than-expected liquidity needs.    All of these factors could impact management’s evaluation of securities for OTTI.

The gross unrealized losses and fair value of investments which have been deemed temporarily impaired, aggregated by investment category, number of securities, and length of time in an unrealized loss position, at December 31, 2021 were as follows:

(in thousands except # of securities)	Less than 12 months			12 months or more			Total
			Gross			Gross			Gross
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
	#	Value	Losses	#	Value	Losses	#	Value	Losses
Bonds:
U.S. Governments	1	$2,987	$(10)	1	$7	$—	2	$2,994	$(10)
All Other Governments
U.S. States, Territories and Possessions (Direct and Guaranteed)	1	746	(4)	—	—	—	1	746	(4)
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	7	6,401	(54)	3	1,951	(139)	10	8,352	(193)
Industrial and Miscellaneous (Unaffiliated)	89	150,512	(2,386)	13	10,824	(417)	102	161,336	(2,803)
Hybrid Securities	—	—	—	2	11,185	(776)	2	11,185	(776)

Total Bonds	98	$160,646	$(2,454)	19	$23,967	$(1,332)	117	$184,613	$(3,786)

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 AND 2020 AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The gross unrealized losses and fair value of investments, which have been deemed temporarily impaired, aggregated by investment category, number of securities, and length of time in an unrealized loss position, at December 31, 2020 were as follows:

	Less than 12 months			12 months or more			Total
(in thousands except # of securities)			Gross			Gross			Gross
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
	#	Value	Losses	#	Value	Losses	#	Value	Losses
Bonds:
U.S. Governments	3	$9	$—	—	$—	$—	3	$9	$—
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	3	2,129	(73)	1	159	(4)	4	2,288	(77)
Industrial and Miscellaneous (Unaffiliated)	29	33,709	(1,344)	14	42,405	(4,187)	43	76,114	(5,531)
Hybrid Securities	2	2,249	(51)	3	22,092	(1,925)	5	24,341	(1,976)

Total Bonds	37	$38,096	$(1,468)	18	$64,656	$(6,116)	55	$102,752	$(7,584)

The Company had indirect exposure to sub-prime loans with a book adjusted carrying value of $2.7 million and $4.5 million as of December 31, 2021 and 2020, respectively, which represented approximately 0.2% and 0.4% of the Company’s total invested assets as of December 31, 2021 and 2020, respectively.

The Company’s overall exposure to sub-prime mortgage risk as of December 31, 2021 and 2020 was as follows (in thousands):

2021		Book/Adjusted
Type	Actual Cost	Carrying Value (excluding interest)	Fair Value
Residential Mortgage Backed Securities	$2,654	$2,654	$2,778

	$2,654	$2,654	$2,778

2020		Book/Adjusted
Type	Actual Cost	Carrying Value (excluding interest)	Fair Value
Residential Mortgage Backed Securities	$4,454	$4,454	$4,646

	$4,454	$4,454	$4,646

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 AND 2020 AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

4.	MORTGAGE LOANS ON REAL ESTATE

The Company invests in commercial first mortgage loans throughout the United States. The Company monitors the condition of the mortgage loans in its portfolio. In those cases, where mortgages have been restructured, appropriate allowances for losses have been made. In those cases where, in management’s judgment, the mortgage loan’s values are impaired, appropriate losses are recorded.

The following table shows the geographic distribution of the statement value of the Company’s mortgage loan portfolio as of December 31, 2021 and 2020:

(In Thousands)	2021	2020
California	$7,904	$8,071
Florida	2,007	2,155
Georgia	15	3,795
Idaho	209	248
Illinois	10,587	10,223
Kansas	4,885	4,878
New York	9,474	9,638
North Carolina	—	6,783
Texas	—	55
General allowance for loan loss	(104)	(104)

Total Mortgage Loans on Real Estate	$34,977	$45,742

The Company had no outstanding mortgage loan commitments on real estate as of December 31, 2021 and 2020.

The Company made $6.9 thousand of additional investments in mortgage loans during the year ended December 31, 2021, and during 2019, the Company originated three mortgage loans and made two additional investments after acquisition with a total cost of $22.6 million with rates ranging from 5.2% to 6.04%. No new investments in mortgage loans were made in 2020.

During the years ended December 31, 2021, 2020 and 2019, the Company did not reduce interest rates on any outstanding mortgage loans. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s value at the time that the original loan is made.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 AND 2020 AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

A mortgage loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. The allowance for credit losses is estimated using the present value of expected cash flows discounted at the loan’s effective interest rate or the fair value of the collateral. A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the loan collateral, less cost to sell, is less than the recorded amount of the loan. The Company did not have a specific allowance for loan loss for the years ended December 31, 2021 and 2020. A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions. The general allowance for loan loss was $0.1 million at December 31, 2021 and 2020. While management believes that it uses the best information available to establish the allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them. At December 31, 2021 and 2020, the Company individually and collectively evaluated loans with a gross carrying value of $35.1 million and $45.8 million, respectively.

Delinquency status is determined based upon the occurrence of a missed contract payment. There were no loans past due greater than 90 days at December 31, 2021 or 2020.

The Company accrues interest income on impaired loans to the extent it is deemed collectible. Otherwise, receipts on non-performing loans are not recognized as interest income until the loan is no longer impaired, is sold, or is otherwise made whole. Any cash collected during the period where the loan is impaired is applied to lower its carrying value.

Other information is as follows:

		Residential		Commercial
(In Thousands)	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
As of December 31, 2021
Recorded Investment
Current	$—	$—	$—	$—	$35,081	$—	$35,081
As of December 31, 2020
Recorded Investment
Current	$—	$—	$—	$—	$45,846	$—	$45,846

The Company did not have any mortgages on real estate past due or mortgages accruing interest more than 90 days past due or interest reduced during 2021 or 2020 and the Company had no investments in impaired loans during 2021 or 2020.

Allowance for credit losses was as follows:

(In Thousands)	2021	2020
Balance at beginning of period	$104	$104
Recoveries of amounts previously charged off	—	—

Balance at end of period	$104	$104

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 AND 2020 AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The credit quality of the Company’s mortgage loans is assessed by the debt service coverage ratio (“DSC”) and loan to value ratio (‘LTV”). The following table shows the recorded gross investment of the Company’s mortgage loans aggregated by LTV and DSC as of December 31, 2021 and 2020:

	2021
(In Thousands)	Debt Service Coverage Ratio
	>1.2x	1.0x to < 1.2x	<1.0x	Total
Loan to Value Ratio
0%-59.99%	$2,861	$8,948	$—	$11,809
60%-69.99%	12,685	10,587	—	23,272
70%-79.99%	—	—	—	—
80% or greater	—	—	—	—

Total	$15,546	$19,535	$—	$35,081

	2020
(In Thousands)	Debt Service Coverage Ratio
	>1.2x	1.0x to < 1.2x	<1.0x	Total
Loan to Value Ratio
0%-59.99%	$7,169	$—	$—	$7,169
60%-69.99%	18,023	15,776	4,878	38,677
70%-79.99%	—	—	—	—
80% or greater	—	—	—	—

Total	$25,192	$15,776	$4,878	$45,846

5.	INVESTMENT GAINS AND LOSSES

Realized capital gains and losses on bonds, preferred stock, and mortgages, which relate to changes in levels of interest rates, are charged or credited to the IMR, net of tax, and amortized into operations over the remaining contractual life of the security sold. Realized gains and losses from sales of all other investments are reported, net of tax, in the Company’s Statements of Operations but are not included in the computation of net gain from operations.

Changes in unrealized gains and losses from investments carried at fair value are reported as a component of Capital Stock and Surplus, net of deferred income taxes.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 AND 2020 AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

Realized gains and losses, net of amounts transferred to the IMR and capital gains tax, are as follows:

	Years Ended December 31,
(In Thousands)	2021	2020	2019
Realized Gains (Losses):
Bonds	$2,033	$4,702	$1,758
Preferred Stocks	—	—	3
Mortgage Loans on Real Estate	(33)	—	(31)

Gross Realized (Losses) Gains	2,000	4,702	1,730
Capital Gains Tax (Benefit) Expense	917	987	364

Net Realized (Losses) Gains	1,083	3,715	1,366
Losses (Gains) Transferred to IMR (Net of Taxes)	(1,109)	(4,003)	(1,171)

Total	$(26)	$(288)	$195

Unrealized gains and losses and related deferred capital gains tax are as follows:

	Years Ended December 31,
(In Thousands)	2021	2020	2019
Changes in Net Unrealized Capital Gains (Losses)
Bonds	$1	$—	$—
Preferred Stocks	55	—	—
Common Stocks	—	(1)	(487)
Other invested assets	1,530	—	—

Subtotal	1,586	(1)	(487)
Deferred Capital Gains Tax	333	—	—

Total	$1,253	$(1)	$(487)

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 AND 2020 AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

6.	NET INVESTMENT INCOME

Net investment income consisted of:

	Years Ended December 31,
(In Thousands)	2021	2020	2019
Bonds	$45,183	$42,136	$44,331
Preferred Stocks	449	1,138	1,302
Common Stocks (unaffiliated)	—	132	534
Mortgage Loans on Real Estate	2,260	2,686	3,019
Contract Loans	260	263	207
Cash, Cash Equivalents and Short-term Investments	18	229	1,255
Other Investment Income	1,041	515	276

Gross Investment Income	49,211	47,099	50,924
Investment Expenses	(2,887)	(3,021)	(3,222)

Net Investment Income	$46,324	$44,078	$47,702

The Company’s policy is to exclude investment income due and accrued with amounts that are over 90 days past due or where the collection of income is uncertain. The Company did not exclude any investment income due and accrued from surplus for the years ended December 31, 2021, 2020 and 2019.

7.	REINSURANCE

The Company participates in reinsurance with other insurance companies under a yearly renewable term or coinsurance basis to limit the loss exposure on certain risks associated with its products. Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement. To minimize its exposure to significant losses from reinsurer insolvencies, the Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk. Management believes that any liability arising from this contingency is unlikely.

Under one reinsurance agreement, certain of the Company’s universal life insurance policies were reinsured on a coinsurance and funds held coinsurance basis. The Company had liabilities for the funds held under this treaty of $160.0 million and $157.2 million at December 31, 2021 and 2020, respectively. Pursuant to another reinsurance agreement, the Company ceded 100% of the liabilities under its group insurance policies on an indemnity coinsurance basis.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 AND 2020 AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The effects of reinsurance on premiums and benefits were as follows:

	Years Ended December 31,
(In Thousands)	2021	2020	2019
Premiums and Annuity Considerations:
Direct	$30,527	$30,752	$28,702
Ceded	(18,451)	(17,501)	(16,345)

Net Premiums and Annuity Considerations	$12,076	$13,251	$12,357

Insurance and Other Individual Policy Benefits and Claims:
Direct	$60,282	$62,221	$85,018
Ceded	(19,218)	(16,443)	(28,243)

Net Policy Benefits and Claims	$41,064	$45,778	$56,775

8.	RESERVES

The reserves for life insurance and annuity contracts are computed in accordance with presently accepted actuarial standards and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates and methodologies) which produce reserves at least as great as those required by law and contract provisions.

Deduction of deferred fractional premiums upon death of the insured and return of any portion of the final premium for the period beyond the date of death are not applicable to the business of the Company. Surrender values are not promised in excess of reserves legally computed.

For policies with annual extra premiums, additional reserves are held equal to one-half the extra premium. Extra premiums on single premium policies are amortized over ten years. Policies issued with premiums corresponding to ages higher than the true ages are valued at the rated-up ages. Policies issued subject to a lien are valued as if the full amount were payable without any deduction. For interest-sensitive policies, substandard risks are reflected in the cost of insurance charges.

As of December 31, 2021 and 2020, the Company had $1,237.8 million and $1,352.0 million, respectively, of insurance in force for which gross premiums were less than the net premiums according to the standard of valuation required by the State of New York. Reserves to cover the above insurance as of December 31, 2021 and 2020 totaled $46.5 million and $43.5 million, respectively.

The Tabular Interest, Tabular Less Actual Reserves Released, and the Tabular Cost have all been determined by formula, as described in the NAIC instructions. The Tabular Interest on funds not involving life contingencies was determined from the interest credited to the deposits.    Other than normal updates of reserves, the only significant reserve changes as of December 31, 2021 and 2020 were the changes in additional reserves held due to the variable annuity (“VA”) Regulation 213 (“Reg 213”) extra reserves and asset adequacy analysis testing. Direct VA Reg 213 extra reserves and asset adequacy reserves in the General Account were $102.7 million and $103.6 million at December 31, 2021 and 2020. Net VA Reg 213 and asset adequacy reserves were $62.7 million and $82.6 million at December 31, 2021 and 2020. Asset adequacy reserves in the non-insulated Separate Accounts were $21.0 million at December 31, 2021 and 2020.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 AND 2020 AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The details for other changes in reserves for the years ended December 31, 2021, 2020 and 2019 are as follows (in thousands):

2021

Item	Total	Ordinary Life Insurance	Ordinary Individual Annuities	Supplemental Contracts	Group Annuities
Reg 213 & Asset/Liability analysis	$(12,958)	$—	$(12,958)	$—	$—
Asset/Liability analysis	(7,000)	—	(7,000)	—	—

Total - increase (decrease)	$(19,958)	$—	$(19,958)	$—	$—

2020

Item	Total	Ordinary Life Insurance	Ordinary Individual Annuities	Supplemental Contracts	Group Annuities
Reg 213 & Asset/Liability analysis	$(25,787)	$—	$(25,787)	$—	$—
Asset/Liability analysis	—	—	—	—	—

Total - increase (decrease)	$(25,787)	$—	$(25,787)	$—	$—

2019

Item	Total	Ordinary Life Insurance	Ordinary Individual Annuities	Supplemental Contracts	Group Annuities
Reg 213 & Asset/Liability analysis	$—	$—	$—	$—	$—
Asset/Liability analysis	2,300	—	2,300	—	—

Total - increase (decrease)	$2,300	$—	$2,300	$—	$—

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 AND 2020 AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

9.	WITHDRAWAL CHARACTERISTICS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT-TYPE LIABILITIES

The withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies were as follows:

December 31, 2021

A. INDIVIDUAL ANNUITIES

(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2021	% of Total
1 Subject to Discretionary Withdrawal:
a With Market Value Adjustment	$—	$270,061	$—	$270,061	19.800%
b At Book Value Less Current Surrender Charge of 5% or More	2,798	—	—	2,798	0.205%
c At Fair Value	—	—	669,689	669,689	49.098%

d Total With Adjustment or at Market Value	2,798	270,061	669,689	942,548	69.103%
e At Book Value Without Adjustment (Minimal or No Charge or Adjustment)	385,650	—	—	385,650	28.274%
2 Not Subject to Discretionary Withdrawal	31,895	—	3,888	35,783	2.623%

3 Total (Gross: Direct and Assumed)	420,343	270,061	673,577	1,363,981	100.000%
4 Reinsurance Ceded	—	—	—	—

5 Total (Net)	$420,343	$270,061	$673,577	$1,363,981
6 Amount included in A(1)b above that will move to A(1)e in the year after the statement date.	$235	$—	$—	$235

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 AND 2020 AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

B. DEPOSIT-TYPE CONTRACTS

(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2021	% of Total
1 Subject to Discretionary Withdrawal:
a With Market Value Adjustment	$—	$—	$—	$—	—%
b At Book Value Less Current Surrender Charge of 5% or More	—	—	—	—	—%
c At Fair Value	—	—	596	596	2.996%

d Total With Adjustment or at Market Value	—	—	596	596	2.996%
e At Book Value Without Adjustment (Minimal or No Charge or Adjustment)	—	—	—	—	—%
2 Not Subject to Discretionary Withdrawal	19,295	—	—	19,295	97.004%

3 Total (Gross: Direct and Assumed)	19,295	—	596	19,891	100.000%
4 Reinsurance Ceded	—	—	—	—

5 Total (Net)	$19,295	$—	$596	$19,891
6 Amount included in B(1)b above that will move to B(1)e in the year after the statement date.	$—	$—	$—	$—

Below is the reconciliation of the annuity actuarial reserves, deposit-type contract funds, and other liabilities without life or disability contingencies from the General Accounts and Separate Accounts of the Company as of December 31, 2021:

(In Thousands)
General Account:
Annuity Reserves	$388,448
Supplemental Contracts With Life Contingencies	31,895
Deposit-Type Contracts	19,295

Subtotal General Account	$439,638
Separate Account:
Annuities (excluding supplementary contracts)	$939,750
Supplementary contracts with life contingencies	3,888
Other contract deposit funds	596

Subtotal Separate Account	$944,234

Combined Total	$1,383,872

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 AND 2020 AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

December 31, 2020

A. INDIVIDUAL ANNUITIES

(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2020	% of Total
1 Subject to Discretionary Withdrawal:
a With Market Value Adjustment	$—	$291,208	$—	$291,208	20.582%
b At Book Value Less Current Surrender Charge of 5% or More	3,520	—	—	3,520	24.900%
c At Fair Value	—	—	682,576	682,576	48.243%

d Total With Adjustment or at Market Value	3,520	291,208	682,576	977,304	69.074%
e At Book Value Without Adjustment (Minimal or No Charge or Adjustment)	403,534	—	—	403,534	28.521%
2 Not Subject to Discretionary Withdrawal	30,225	—	3,800	34,025	2.405%

3 Total (Gross: Direct and Assumed)	437,279	291,208	686,376	1,414,863	100.000%
4 Reinsurance Ceded	—	—	—	—

5 Total (Net)	$437,279	$291,208	$686,376	$1,414,863

6 Amount included in A(1)b above that will move to A(1)e in the year after the statement date.	$542	$—	$—	$542

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 AND 2020 AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

B. DEPOSIT-TYPE CONTRACTS

(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2020	% of Total
1 Subject to Discretionary Withdrawal:
a With Market Value Adjustment	$—	$—	$—	$—	—%
b At Book Value Less Current Surrender Charge of 5% or More	—	—	—	—	—%
c At Fair Value	—	—	916	916	4.432%

d Total With Adjustment or at Market Value	—	—	916	916	4.432%
e At Book Value Without Adjustment (Minimal or No Charge or Adjustment)	—	—	—	—	—%
2 Not Subject to Discretionary Withdrawal	19,746	—	—	19,746	95.568%

3 Total (Gross: Direct and Assumed)	19,746	—	916	20,662	100.00%
4 Reinsurance Ceded	—	—	—	—

5 Total (Net)	$19,746	$—	$916	$20,662

6 Amount included in B(1)b above that will move to B(1)e in the year after the statement date.	$—	$—	$—	$—

Below is the reconciliation of the annuity actuarial reserves, deposit-type contract funds, and other liabilities without life or disability contingencies from the General Accounts and Separate Accounts of the Company as of December 31, 2020:

(In Thousands)
General Account:
Annuity Reserves	$407,054
Supplemental Contracts With Life Contingencies	30,225
Deposit-Type Contracts	19,746

Subtotal General Account	$457,025
Separate Account:
Annuities (excluding supplementary contracts)	$973,784
Supplementary contracts with life contingencies	3,800
Other contract deposit funds	916

Subtotal Separate Account	$978,500

Combined Total	$1,435,525

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 AND 2020 AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

10. ANALYSIS OF LIFE ACTUARIAL RESERVES BY WITHDRAWAL CHARACTERISTICS

The amounts of account value, cash value and reserve breakouts of the life insurance by withdrawal characteristics, separately for General Account products and Separate Account Nonguaranteed products were as follows at December 31, 2021:

(In Thousands)	December 31, 2021
General Account	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
a Term Policies with Cash Value	$—	$—	$—
b Universal Life	—	—	—
c Universal Life with Secondary Guarantees	170,022	159,453	578,244
d Indexed Universal Life	—	—	—
e Indexed Universal Life with Secondary Guarantees	—	—	—
f Indexed Life	—	—	—
g Other Permanent Cash Value Life Insurance	—	—	—
h Variable Life	—	—	—
i Variable Universal Life	1,872	1,868	1,973
j Miscellaneous Reserves	1,041	1,041	1,225
Not subject to discretionary withdrawal or not cash values
a Term Policies with Cash Value	XXX	XXX	1
b Accidental Death Benefits	XXX	XXX	—
c Disability - Active Lives	XXX	XXX	—
d Disability - Disabled Lives	XXX	XXX	2,707
e Miscellaneous Reserves	XXX	XXX	86,595
Total (gross: direct + assumed)	172,935	162,362	670,745

Reinsurance Ceded	170,022	159,453	668,033

Total	$2,913	$2,909	$2,712

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 AND 2020 AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

(In Thousands)	December 31, 2021
Separate Account Non Guaranteed	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
a Term Policies with Cash Value	$—	$—	$—
b Universal Life	—	—	—
c Universal Life with Secondary Guarantees	—	—	—
d Indexed Universal Life	—	—	—
e Indexed Universal Life with Secondary Guarantees	—	—	—
f Indexed Life	—	—	—
g Other Permanent Cash Value Life Insurance	—	—	—
h Variable Life	—	—	—
i Variable Universal Life	7,017	7,017	6,971
j Miscellaneous Reserves	—	—	—
Not subject to discretionary withdrawal or not cash values
a Term Policies with Cash Value	XXX	XXX	—
b Accidental Death Benefits	XXX	XXX	—
c Disability - Active Lives	XXX	XXX	—
d Disability - Disabled Lives	XXX	XXX	—
e Miscellaneous Reserves	XXX	XXX	—
Total (gross: direct + assumed)	7,017	7,017	6,971

Reinsurance Ceded	—	—	—

Total	$7,017	$7,017	$6,971

The Company had no life Separate Account products with Guarantees at December 31, 2021.

Below is a reconciliation of the life reserves from the General Accounts and Separate Accounts of the Company as of December 31, 2021:

(In Thousands)
General Account:
Life Reserves	$2,632
Miscellaneous Reserves	80

Subtotal General Account	$2,712

Separate Account:
Life insurance	$6,971

Subtotal Separate Account	$6,971

Combined Total	$9,683

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 AND 2020 AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The amounts of account value, cash value and reserve breakouts of the life insurance by withdrawal characteristics, separately for General Account products and Separate Account Nonguaranteed products were as follows at December 31, 2020:

(In Thousands)	December 31, 2020
General Account	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
a Term Policies with Cash Value	$—	$—	$—
b Universal Life
c Universal Life with Secondary Guarantees	169,144	156,163	559,354
d Indexed Universal Life	—	—	—
e Indexed Universal Life with Secondary Guarantees	—	—	—
f Indexed Life	—	—	—
g Other Permanent Cash Value Life Insurance	—	—	—
h Variable Life	—	—	—
i Variable Universal Life	1,573	1,569	1,684
j Miscellaneous Reserves	1,093	1,093	1,292
Not subject to discretionary withdrawal or not cash values
a Term Policies with Cash Value	XXX	XXX	1
b Accidental Death Benefits	XXX	XXX	—
c Disability—Active Lives	XXX	XXX	—
d Disability—Disabled Lives	XXX	XXX	3,094
e Miscellaneous Reserves	XXX	XXX	64,640
Total (gross: direct + assumed)	171,810	158,825	630,065

Reinsurance Ceded	169,144	156,163	627,494

Total	$2,666	$2,662	$2,571

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 AND 2020 AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

(In Thousands)	December 31, 2020
Separate Account Non Guaranteed	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
a Term Policies with Cash Value	$—	$—	$—
b Universal Life	—	—	—
c Universal Life with Secondary Guarantees	—	—	—
d Indexed Universal Life	—	—	—
e Indexed Universal Life with Secondary Guarantees	—	—	—
f Indexed Life	—	—	—
g Other Permanent Cash Value Life Insurance	—	—	—
h Variable Life	—	—	—
i Variable Universal Life	6,943	6,943	6,889
j Miscellaneous Reserves	—	—	—
Not subject to discretionary withdrawal or not cash values
a Term Policies with Cash Value	XXX	XXX	—
b Accidental Death Benefits	XXX	XXX	—
c Disability—Active Lives	XXX	XXX	—
d Disability—Disabled Lives	XXX	XXX	—
e Miscellaneous Reserves	XXX	XXX	—
Total (gross: direct + assumed)	6,943	6,943	6,889

Reinsurance Ceded	—	—	—

Total	$6,943	$6,943	$6,889

The Company had no life Separate Account products with Guarantees at December 31, 2020.

Below is a reconciliation of the life reserves from the General Accounts and Separate Accounts of the Company as of December 31, 2020:

(In Thousands)
General Account:
Life Reserves	$2,458
Miscellaneous Reserves	113

Subtotal General Account	$2,571

Separate Account:
Life Insurance	$6,889

Subtotal Separate Account	$6,889

Combined Total	$9,460

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 AND 2020 AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

11.	SEPARATE ACCOUNTS

The Company has established insulated Separate Accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in insulated variable Separate Accounts include individual and group life insurance and annuity contracts. The assets (securities) in these insulated accounts are carried at fair value and the investment risk associated with such assets is retained by the contract holder. These variable products provide minimum death benefits and, in certain annuity contracts, minimum accumulation income or withdrawal benefits. The minimum guaranteed benefit reserves associated with the insulated Separate Accounts are reported in “Aggregate reserve for life contracts” in the Company’s Statutory Statement of Admitted Assets, Liabilities and Capital Stock and Surplus.

The Company has also established non-insulated Separate Accounts for certain contracts that include an MVA feature associated with fixed rates, including for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts. The assets in the non-insulated Separate Account are carried at fair value. The assets of the non-insulated Separate Account are not legally insulated and can be used by the Company to satisfy claims resulting from the General Account.

The Company earns Separate Account fees for providing administrative services and bearing the mortality and other guaranteed benefit risks related to variable contracts. Net investment income, capital gains and losses, and changes in mutual fund asset values in variable Separate Accounts are allocated to policyholders and therefore are not reflected in the Company’s Statutory Statement of Operations for the General Account.

For the current reporting year, the Company reported assets and liabilities from the following products in a Separate Account:

•	Variable Life

•	Variable Annuity

•	MVA Annuity

A majority of the variable Separate Account assets are legally insulated from the Company’s General Account, whereas the non-insulated Separate Account assets are not legally insulated. The legal insulation of the Separate Account assets prevents such assets from being generally available to satisfy claims resulting from the General Account. The Separate Account classification of “legally insulated” vs. “not legally insulated” is supported by Section 4240 of the New York Insurance Laws.

The Company maintained Separate Account assets totaling $1,028.4 million and $1,048.1 million as of December 31, 2021 and 2020, respectively. As of December 31, 2021 and 2020, the Company’s Separate Account statements included legally insulated assets of $688.8 million and $701.9 million, respectively.

The assets legally insulated and not legally insulated from the General Account as of December 31, 2021 were attributable to the following products:

(In Thousands)
Products	Legally Insulated Assets	Not-Legally Insulated Assets	Total
Variable Life	$7,017	$—	$7,017
Variable Annuity	681,771	—	681,771
MVA Annuity	—	339,584	339,584

Total	$688,788	$339,584	$1,028,372

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 AND 2020 AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

Separate Account liabilities are determined in accordance with prescribed actuarial methodologies, which approximate the fair value of the related assets less applicable surrender charges. The resulting surplus is recorded in the Statement of Operations for the General Account as a component of “Net transfers from Separate Accounts net of reinsurance.” The variable Separate Accounts are non-guaranteed Separate Accounts, wherein the policyholder assumes substantially all the investment risks and rewards. MVA Separate Accounts are guaranteed Separate Accounts, wherein the Company contractually guarantees either a minimum return or account value to the policyholder. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the General Account.

To compensate the General Account for the risk associated with Separate Account guarantees, risk charges of $5.8 million, $6.1 million, and $6.4 million were received by the General Account from the Separate Accounts during the years ended December 31, 2021, 2020 and 2019, respectively.

The Company’s General Account paid expenses for Separate Account guarantees of $430 thousand, $207 thousand and $391 thousand for each of the years ended December 31, 2021, 2020 and 2019 respectively.

The Company does not engage in securities lending transactions within its Separate Accounts.

An analysis of the Separate Account reserves as of December 31, 2021 is as follows:

(In Thousands)	Nonindexed Guarantee Less than/ equal to 4%	Nonguaranteed Separate Accounts	Total
2021 Premiums, Considerations or Deposits	$2,963	$6,181	$9,144
Reserves at December 31, 2021
For Accounts With Assets at:
Fair Value	291,061	681,144	972,205
Amortized Cost	—	—	—

Total Reserves	$291,061	$681,144	$972,205

By Withdrawal Characteristics:
With Market Value Adjustment	$291,061	$—	$291,061
At Fair Value	—	677,256	677,256

Subtotal	291,061	677,256	968,317
Not Subject to Discretionary Withdrawal	—	3,888	3,888

Total	$291,061	$681,144	$972,205

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 AND 2020 AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

An analysis of the Separate Account reserves as of December 31, 2020 is as follows:

(In Thousands)	Nonindexed Guarantee Less Than/ Equal to 4%	Nonguaranteed Separate Accounts	Total
2020 Premiums, Considerations or Deposits	$4,560	$5,427	$9,987
Reserves at December 31, 2020
For Accounts With Assets at:
Fair Value	312,208	694,181	1,006,389
Amortized Cost	—	—	—

Total Reserves	$312,208	$694,181	$1,006,389

By Withdrawal Characteristics:
With Market Value Adjustment	$312,208	$—	$312,208
At Fair Value	—	690,382	690,382

Subtotal	312,208	690,382	1,002,590
Not Subject to Discretionary Withdrawal	—	3,799	3,799

Total	$312,208	$694,181	$1,006,389

Below is the reconciliation of “Net transfers from Separate Accounts net of reinsurance” in the Statement of Operations of the Company:

	Years Ended December 31,
(In Thousands)	2021	2020	2019
Transfers to Separate Accounts	$9,143	$9,987	$7,458
Transfers from Separate Accounts	(112,496)	(126,577)	(172,107)

Net Transfers from Separate Accounts	(103,353)	(116,590)	(164,649)

Transfers from Separate Accounts net of reinsurance in the Statement of Operations	$(103,353)	$(116,590)	$(164,649)

12.	FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Company uses various methods including market, income and cost approaches. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs.

The Company has categorized its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 AND 2020 AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

Financial assets and liabilities recorded at fair value in the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus are categorized as follows:

Level 1

•	Valuation inputs are unadjusted quoted prices for identical assets or liabilities in an active market.

The types of assets and liabilities utilizing Level 1 valuations generally include cash, cash equivalents, short term investments, U.S. Treasury and agency securities and investments in publicly-traded mutual funds with quoted market prices.

Level 2

•	Valuation is based upon quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly.

Level 2 inputs include the following:

•	Quoted prices for similar assets or liabilities in active markets,

•	Quoted prices for identical or similar assets or liabilities in non-active markets,

•	Inputs other than quoted market prices that are observable, and

•	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

The types of assets and liabilities utilizing Level 2 valuations generally include U.S. government securities not backed by the full faith and credit of the U.S. government, municipal bonds, structured notes and certain ABS (including collateralized debt obligations, RMBS, and CMBS), certain corporate debt, preferred stock and certain private equity investments.

Level 3

•	Valuation utilizes techniques that require inputs that are both unobservable and significant to the overall fair value measurement.

These valuations reflect management’s opinions regarding the assumptions a market participant would use in pricing the asset or liability. Generally, the types of assets and liabilities utilizing Level 3 valuations are certain ABS, RMBS and CMBS, certain commercial mortgages, certain corporate debt, certain private equity investments, and certain mutual fund holdings.

There were no significant changes made in valuation techniques during 2021 or 2020. The Company had no liabilities classified by these levels as of December 31, 2021 and 2020.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 AND 2020 AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The fair value of the Company’s assets classified by these levels as of December 31, 2021 and 2020 were as follows (in thousands):

	December 31, 2021
Description	Level 1	Level 2	Level 3	Net Asset Value (“NAV”)	Total
Assets at Fair Value:
Other Invested Assets	$—	$2,734	$5,124	$—	$7,858
Separate Accounts Assets (b) (c)	704,017	291,275	20,927	9,983	1,026,202

Total Assets at Fair Value	$704,017	$294,009	$26,051	$9,983	$1,034,060

	December 31, 2020
Description	Level 1	Level 2	Level 3	NAV	Total
Assets at Fair Value:
Common Stock - Unaffiliated (a)
Industrial and Miscellaneous	$—	$—	$4,340	$—	$4,340
Separate Accounts Assets (b) (c)	728,264	296,006	13,398	8,519	1,046,187

Total Assets at Fair Value	$728,264	$296,006	$17,738	$8,519	$1,050,527

(a)	Common stocks are carried at fair value.

(b)

Separate Account assets include invested assets carried at fair value, but exclude approximately $2.2 million and $1.9 million of investment income and receivables due at December 31, 2021 and 2020, respectively, which are included in Separate Account Assets in the Statutory Statement of Admitted Assets, Liabilities, and Capital Stock and Surplus.

(c)

Includes assets with a fair value of $10.0 million and $8.5 million at December 31, 2021 and 2020, respectively, in hedge funds, private equities and other alternative investments for which fair value is measured at Net Asset Value (“NAV”) using the practical expedient. These investments are not quoted on a securities exchange or in the over the counter market. As of December 31, 2021 and 2020, there were no unfunded commitments. The investments have liquidity restrictions consisting of notice periods (typically 60 days), redemption schedules (typically quarterly) and hold backs (typically 3% of the investment is held back until the next annual audit is completed). The redemption period may be extended if there is a delay in liquidating underlying holdings within an investment. The investments are within the policyholders separate accounts so any fluctuation in NAV will result in a corresponding change in the policyholder reserve liability and therefore will have no impact on income.

None of the Company’s assets measured at fair value transferred between levels 1 and 2 during the years ended December 31, 2021 and 2020.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 AND 2020 AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The following is a reconciliation of the beginning and ending balances for assets which were categorized as Level 3 for the years ended December 31, 2021 and 2020 (in thousands):

2021	Beginning Balance	Transfers Into Level 3	Transfers Out of Level 3	Total Gains and (Losses) Included in Net Income	Total Gains and (Losses) Included in Surplus	Purchases	Sales	Settlements	Ending Balance
Assets
Common Stock - Unaffiliated Industrial and Miscellaneous	$4,340	$—	$—	$—	$784	$—	$(5,124)	$—	$—
Other Invested Assets	—	—	—	—	—	5,124	—	—	5,124
Separate Accounts Assets	13,398	5,283	(265)	(342)	578	4,235	(230)	(1,730)	20,927

Total Assets	$17,738	$5,283	$(265)	$(342)	$1,362	$9,359	$(5,354)	$(1,730)	$26,051

2020	Beginning Balance	Transfers Into Level 3	Transfers Out of Level 3	Total Gains and (Losses) Included in Net Income	Total Gains and (Losses) Included in Surplus	Purchases	Sales	Settlements	Ending Balance
Assets
Common Stock - Unaffiliated Industrial and Miscellaneous	$4,756	$—	$—	$—	$(104)	$—	$(312)	$—	$4,340
Separate Accounts Assets	25,880		(1,560)	299	(403)	—	(8,298)	(2,520)	13,398

Total assets	$30,636	$—	$(1,560)	$299	$(507)	$—	$(8,610)	$(2,520)	$17,738

The Company transfers assets into or out of Level 3 at fair value as of the beginning of the reporting period. Transfers made were the result of changes in the level of observability of inputs used to price the assets or liabilities or changes in NAIC designations.

The tables below present the balances of Level 3 assets measured at fair value with their corresponding pricing sources as of December 31, 2021 and 2020:

2021	Valuation Techniques	Significant Unobservable Inputs	Fair Value (in thousands)	Range	Weighted Average
Assets:
Residual equity tranches	Matrix Pricing	Spreads	$5,124	1	1
Separate Accounts Assets	Matrix Pricing	Spreads	3,752	53-105	98
	Market Pricing	Quoted Prices	12,637	36-146	100

Total Assets			$21,513

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 AND 2020 AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

2020	Valuation Techniques	Significant Unobservable Inputs	Fair Value (in thousands)	Range	Weighted Average
Assets:
Common Stock	Matrix Pricing	Spreads	$4,340	1	1
Separate Accounts Assets	Matrix Pricing	Spreads	3,365	52-109	100
	Market Pricing	Quoted Prices	5,292	34-112	79

Total Assets			$12,997

The following table presents estimated fair values and the carrying amounts of the Company’s financial instruments as of December 31, 2021:

(In Thousands)

Type of Financial Instrument	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	NAV	Not Practicable (Carrying Value)
Cash, Cash Equivalents and Short-term Investments	$44,073	$44,073	$44,073	$—	$—	$—	$—
Bonds	1,038,134	963,960	20,722	945,787	71,625	—	—
Preferred Stocks	8,972	8,547	—	8,972	—	—	—
Mortgage Loans on Real Estate	33,823	34,977	—	—	33,823	—	—
Contract Loans	7,589	6,206	—	—	7,589	—	—
Other Invested Assets	30,685	29,777	—	25,356	5,124	205	—
Separate Account Assets	1,026,202	1,026,202	704,017	291,275	20,927	9,983	—
Contractholder Deposit Funds and Other Policyholder Liabilities	(20,112)	(19,295)	—	—	(20,112)	—	—
Separate Account Liabilities	(596)	(596)	—	—	(596)	—	—

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 AND 2020 AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The following table presents estimated fair values and the carrying amounts of the Company’s financial instruments as of December 31, 2020:

(In Thousands) Type of Financial Instrument	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	NAV	Not Practicable (Carrying Value)
Cash, Cash Equivalents and Short-term Investments	$128,871	$128,871	$128,871	$—	$—	$—	$—
Bonds	1,064,490	953,620	19,143	978,166	67,181	—	—
Preferred Stocks	16,466	16,177	—	2,789	13,677	—	—
Common Stock	4,340	4,340	—	—	4,340	—	—
Mortgage Loans on Real Estate	44,701	45,742	—	—	44,701	—	—
Contract Loans	8,927	6,802	—	—	8,927	—	—
Other Invested Assets	3,322	2,795	—	3,153	—	169	—
Separate Account Assets	1,046,187	1,046,187	728,264	296,006	13,398	8,519	—
Contract Holder Deposit Funds and Other Policyholder Liabilities	(21,624)	(19,746)	—	—	(21,624)	—	—
Separate Account Liabilities	(916)	(916)	—	—	(916)	—	—

The methods and assumptions that the Company uses in determining the estimated fair value of its financial instruments are summarized below:

Cash, cash equivalents and short-term investments - The carrying value for cash, cash equivalents and short-term investments approximates fair value due to the short-term nature and liquidity of the balances.

Bonds - The Company determines the fair value of its publicly-traded fixed maturity securities using three primary pricing methods: third-party pricing services, non-binding broker quotes and pricing models. Prices are first sought from third-party pricing services with the remaining unpriced securities priced using one of the other two methods. Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date. In the event that there are no recent market trades, pricing services and brokers may use pricing models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages. The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model, or independent broker quotations. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows, and prepayment speeds. In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS. These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 AND 2020 AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

For privately-placed fixed maturity securities, fair values are estimated using model prices or broker quotes. A portion of privately-placed fixed maturity securities (typically SEC Rule 144A securities) are priced using market prices. Also, a small subset of privately-placed fixed maturity securities are priced using matrix applications which take into account credit spreads for a variety of public and private securities of similar credit risk, maturity, prepayment and liquidity characteristics.

The Company’s ability to liquidate positions in privately-placed fixed securities and mortgages could be impacted to a significant degree by the lack of an actively-traded market. Although the Company believes that its estimates reasonably reflect the fair value of those instruments, its key assumptions about risk-free interest rates, risk premiums, performance of underlying collateral (if any), and other factors may not reflect those of an active market.

Equity Securities - The fair value of the Company’s equity securities is first based on quoted market prices. Similar to fixed-maturity securities, the Company uses pricing services and broker quotes to price equity securities for which a quoted market price is not available.

Mortgage loans on real estate - The fair value of mortgage loans is estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Contract loans - The fair value of policy loans is determined by estimating future policy loan cash flows and discounting the cash flows at a current market interest rate.

Other Invested Assets - Other invested assets (excluding investments accounted for under the equity method) include surplus debentures. The fair value of surplus debenture uses third-party pricing services.

Separate Accounts - The estimated fair value of Separate Account assets and liabilities is determined with the same methodology described in Note 11. The difference between Separate Account assets and liabilities reflected above and the total recognized in the Statement of Admitted Assets, Liabilities and Capital and Surplus represents amounts that are considered non-financial instruments.

Contract holder deposit funds - The fair value of the Company’s General Account liabilities under investment-type contracts (insurance and annuity contracts that do not involve mortality or morbidity risks) is estimated using discounted cash flow analyses or surrender values. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to their estimated fair value.

13. FEDERAL INCOME TAXES

The application of SSAP No. 101 requires a company to evaluate the recoverability of DTAs and, if necessary, to establish a valuation allowance to reduce the DTA to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary and if so, the amount of such valuation allowance. Although the realization is not assured, management believes it is more likely than not that the DTAs will be realized. Therefore, the Company has not recorded a valuation allowance as of December 31, 2021 and 2020.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 AND 2020 AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The components of the Company’s DTAs and DTLs as of December 31, 2021 and 2020 were as follows:

(In Thousands)	December 31, 2021			December 31, 2020			Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross Deferred Tax Assets	$21,388	$3,132	$24,520	$26,714	$1,667	$28,381	$(5,326)	$1,465	$(3,861)
Statutory Valuation Allowance Adjustments	—	—	—	—	—	—	—	—	—

Adjusted Gross Deferred Tax Assets	21,388	3,132	24,520	26,714	1,667	28,381	(5,326)	1,465	(3,861)
Deferred Tax Assets Nonadmitted	—	—	—	—	—	—	—	—	—

Subtotal Net Admitted Deferred Tax Assets	21,388	3,132	24,520	26,714	1,667	28,381	(5,326)	1,465	(3,861)
Deferred Tax Liabilities	2,747	12	2,759	2,946	3	2,949	(199)	9	(190)

Net Admitted Deferred Tax Assets /(Net Deferred Tax Liabilities)	$18,641	$3,120	$21,761	$23,768	$1,664	$25,432	$(5,127)	$1,456	$(3,671)

The following table provides component amounts of the Company’s calculation by tax character of paragraphs 11.a, 11.b.i, 11.b.ii and 11.c of SSAP No. 101:

(In Thousands)	December 31, 2021			December 31, 2020			Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$—	$1,771	$1,771	$—	$1,570	$1,570	$—	$201	$201
(b) Adjusted Gross Deferred Tax Assets Expected to Be Realized (Excluding the amount of Deferred Tax Assets From (a) above) After Application of the Threshold Limitation. (The Lesser of (b)1 and (b)2 Below)	18,641	1,361	20,002	23,768	97	23,865	(5,127)	1,264	(3,863)
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date.	18,641	1,361	20,002	23,768	97	23,865	(5,127)	1,264	(3,863)
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold.	XXX	XXX	63,343	XXX	XXX	63,736	XXX	XXX	(393)
(c) Adjusted Gross Deferred Tax Assets (Excluding the Amount Of Deferred Tax Assets From (a) and (b) above) Offset by Gross Deferred Tax Liabilities.	2,747	—	2,747	2,946	—	2,946	(199)	—	(199)

(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101. Total ((a) + (b) + (c))	$21,388	$3,132	$24,520	$26,714	$1,667	$28,381	$(5,326)	$1,465	$(3,861)

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 AND 2020 AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

	2021	2020
Ratio Percentage Used To Determine Recovery Period And Threshold Limitation Amount	3349%	3295%
Amount Of Adjusted Capital And Surplus Used To Determine Recovery Period And Threshold Limitation Above (in thousands)	$422,286	$424,908

The following table provides the impact of tax-planning strategies on adjusted gross and net admitted DTA’s, as used in the Company’s SSAP No. 101 calculation:

	December 31, 2021		December 31, 2020		Change
(In Thousands) Description	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of Tax Planning Strategies
Determination of Adjusted Gross DTAs and Net Admitted DTAs, by Tax Character as a Percentage
Adjusted Gross DTAs	$21,388	$3,132	$26,714	$1,667	$(5,326)	$1,465
Percentage of Adjusted Gross DTAs by Tax Character Attributable to the Impact of Tax Planning Strategies	—%	—%	—%	—%	—%	—%
Net Admitted Adjusted Gross DTAs	$21,388	$3,132	$26,714	$1,667	$(5,326)	$1,465
Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Because of the Impact of Tax Planning Strategies	56.30%	—%	56.30%	—%	—%	—%

The Company’s tax planning strategies include the use of reinsurance.

The Company has no temporary differences for which a DTL has not been established.

The following tables provide the Company’s main components of income taxes incurred and DTAs and DTLs.

(In Thousands)	December 31, 2021	December 31, 2020	December 31, 2019
Current Income Tax
Federal Income Tax Expense on Operations	$8,081	$9,089	$12,611
Federal Income Tax Expense on Net Capital Gains	917	987	364

Current Income Tax Expense	$8,998	$10,076	$12,975

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 AND 2020 AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The main components of DTAs and DTLs as of December 31, 2021 and 2020 were as follows:

(In Thousands)	December 31, 2021	December 31, 2020	Change
Deferred Tax Assets:
Ordinary:
Policyholder Reserves	$19,563	$25,104	$(5,541)
Deferred Acquisition Costs	1,394	1,151	243
Receivables	—	458	(458)
Other (Including Items <5% of Total Ordinary Tax Assets)	431	1	430

Subtotal	$21,388	$26,714	$(5,326)
Nonadmitted	—	—	—

Admitted Ordinary Deferred Tax Assets	$21,388	$26,714	$(5,326)

Capital:
Investments	$3,132	$1,667	$1,465
Net Capital Loss Carryforward	—	—	—

Subtotal	$3,132	$1,667	$1,465
Nonadmitted	—	—	—

Admitted Capital Deferred Tax Assets	3,132	1,667	1,465

Admitted Deferred Tax Assets	$24,520	$28,381	$(3,861)

Deferred Tax Liabilities:
Ordinary:
Investments	$1,948	$1,948	$—
Policyholder Reserves	792	998	(206)
Deferred and Uncollected Premiums	7	3	4

Subtotal	$2,747	$2,949	$(202)

Capital:
Other	$12	$—	$12

Subtotal	12	—	12

Deferred Tax Liabilities:	$2,759	$2,949	$(190)

Net Admitted Deferred Tax Assets / (Deferred Tax Liabilities)	$21,761	$25,432	$(3,671)

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 AND 2020 AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The change in net deferred income taxes is comprised of the following:

(In Thousands)
Description	December 31, 2021	December 31, 2020	Change
Total Deferred Tax Assets	$24,520	$28,381	$(3,861)
Total Deferred Tax Liabilities	2,759	2,949	(190)

Net Deferred Tax Assets	$21,761	$25,432	$(3,671)
Tax Effect of Unrealized Gains/Losses			(333)

Change in Net Deferred Income Tax			$(3,338)

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before federal income taxes. The significant items causing this difference at December 31, 2021, 2020 and 2019 were as follows:

(In Thousands)	December 31, 2021			December 31, 2020			December 31, 2019
Description	Amount	Tax Effect @ 21%	Effective Tax Rate	Amount	Tax Effect @ 21%	Effective Tax Rate	Amount	Tax Effect @ 21%	Effective Tax Rate
Net Income Before Taxes	$64,107	$13,462	21.0%	$72,023	$15,124	21.0%	$49,287	$10,350	21.0%
Investment Related	(3,204)	(673)	(1.0)%	(1,438)	(302)	(0.4)%	—	—	—%
Tax Credits	(2,154)	(452)	(0.7)%	—	—	—%	—	—	—%
Dividends Received Deduction	—	—	—%	—	—	—%	(995)	(209)	(0.4)%
Amortization of IMR	—	—	—%	—	—	—%	(2,257)	(474)	(1.0)%
Change in Nonadmitted Assets	(3)	(1)	—%	(3)	(1)	—%	10	2	—%
Prior Year Over/Under Accrual	—	—	—%	—	—	—%	1,071	225	0.5%
Exhibit 5a adjustment	—	—	—%	—	—	—%	1,829	384	0.7%
Miscellaneous	1	—	—%	(761)	(159)	(0.2)%	—	—	—%

Total Statutory Income Taxes		$12,336	19.3%		$14,662	20.4%		$10,278	20.8%

Federal and Foreign Income Taxes Incurred		$8,998	14.1%		$10,076	14.0%		$12,975	26.3%
Change in Net Deferred Income Taxes		3,338	5.2%		4,586	6.4%		(2,697)	(5.5)%

Total Statutory Income Taxes		$12,336	19.3%		$14,662	20.4%		$10,278	20.8%

At December 31, 2021 and 2020, the Company had no net operating loss, capital loss, or foreign tax credit carryforwards.

At December 31, 2021, the following were capital gain income tax expenses incurred that will be available for recoupment in the event of future net capital losses (gains) (in thousands):

Year	Amount
2021	$420
2020	$987
2019	$363

The Company has no deposits admitted under Section 6603 of the Internal Revenue Code.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 AND 2020 AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

Tax years prior to 2018 are closed to examination and audit adjustments under the applicable statute of limitations. The Company is currently not under examination by the Internal Revenue Service. The Company does not believe it has any uncertain tax positions for its federal income tax return that would be material to its financial condition, results of income, or cash flows. Therefore, the Company did not record a liability for unrecognized tax benefits (“UTBs”) as of December 31, 2021 and 2020.

As of December 31, 2021, there were no positions for which management believes it is reasonably possible that the total amounts of tax contingencies will significantly increase within 12 months of the reporting date.

The Company recognizes interest accrued related to UTBs in income tax expense. The Company had no accrued interest balance as of December 31, 2021 and 2020. The Company recognized no gross interest benefit related to UTBs during the years ended December 31, 2021, 2020 and 2019. The Company has not accrued any penalties related to UTBs.

The Company is part of an affiliated group of companies that will file a consolidated federal income tax return for 2021.

The following companies are included in the consolidated return filing:

•	Delaware Life Insurance Company

•	Delaware Life Insurance Company of New York

•	DL Reinsurance Company

•	Clarendon Insurance Agency, Inc.

•	Clear Spring Health Insurance Company

•	Delaware Life Reinsurance (U.S.) Corp.

•	Clear Spring Health (CO), Inc.

•	Clear Spring Health (GA), Inc. (formerly Eon Health, Inc (GA))

•	Clear Spring Health (SC), Inc. (formerly Eon Health, Inc. (SC))

•	Clear Spring Health Community Care, Inc. (formerly Community Care Alliance of Illinois, Inc.)

•	Clear Spring Health (VA) Inc.

•	Clear Spring Health of Illinois, Inc.

•	Lackawanna Casualty Company

•	Lackawanna American Insurance Company

•	Lackawanna National Insurance Company

•	Clear Spring PC Acquisition Corp.

•	Clear Spring Property and Casualty Company

A written tax allocation agreement has been approved by the state of domicile of each participating insurance company or health maintenance organization. Allocation is based upon separate return calculations with current credit (benefit) given for losses and tax attributes that are utilized by the Company.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 AND 2020 AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

14.	CAPITAL STOCK AND SURPLUS AND DIVIDEND RESTRICTIONS

As of December 31, 2021 and 2020, the Company had 6,001 shares issued, authorized and outstanding with a par value of $350 per share.

The Company’s ability to pay dividends is subject to certain statutory restrictions. The New York Insurance Law permits a domestic stock life insurer to distribute dividends out of earned surplus without prior notice to the Superintendent of the Department when the aggregate amount of such dividends in a calendar year does not exceed the greater of a.) 10% of its surplus to policyholders as of the immediately preceding year or b.) its net gain from operations, excluding realized capital gains, and not to exceed 30% of its surplus to policyholders, so long as the net gain from operations excluding realized capital gains for the immediately preceding year is not negative. Alternatively, a domestic stock life insurance company may distribute dividends without prior notice to the Superintendent when the total amount of such dividends does not exceed the lesser of a.) 10% of its surplus to policyholders as of the immediately preceding year or b.) its net gain from operations of the immediately preceding year, not including realized capital gains. The Superintendent may limit or disallow a distribution of dividends if an insurer’s surplus to policyholders is not reasonable in relation to the company’s outstanding liabilities or if the company is financially distressed.

In October 2021, the Company paid a $58.2 million ordinary dividend to DLIC. No dividends were paid in 2020 or 2019.

The portion of unassigned funds (surplus) represented or reduced by cumulative unrealized gains/losses, excluding deferred taxes, was approximately $3.2 million and $1.6 million at December 31, 2021 and 2020.

Risk-Based Capital

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. The RBC requirements provide a method for measuring the minimum acceptable amount of adjusted capital that a life insurer should have, as determined under statutory accounting principles, taking into account the risk characteristics of its investments and products. The Company exceeded the minimum RBC requirements at December 31, 2021 and 2020.

In addition, the Company was required to maintain its Total Adjusted Capital in an amount not less than 450% of Authorized Control Level RBC (“ACL RBC”) within the meaning of New York Insurance Law §1322 for a period of seven years following its change of control on August 2, 2013. If the Company’s ACL RBC fell below this minimum, additional contributions of capital would be required to be made such that the Company’s ACL RBC level is restored to a minimum of 450%. In connection with the 2013 change of control, a trust account was established to ensure a source of funds for any such required capital contributions. The Company’s ACL RBC exceeded 450% as of December 31, 2020, the last year during which this undertaking was in effect.

15.	COMMITMENTS AND CONTINGENT LIABILITIES

Regulatory and industry developments

Under the insurance guaranty fund laws of New York, insurers licensed to do business in the State of New York can be assessed by the state insurance guaranty association for certain obligations of insolvent insurance companies to policyholders and claimants. The insurance guaranty laws of New York provide, however, that an assessment may be excused or deferred if it would threaten an insurer’s solvency and further provide annual limits on such assessments. Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 AND 2020 AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

Various insolvencies reported by the National Organization of Life and Health Insurance Guaranty Associations will result in retrospective premium-based guaranty fund assessments against the Company. Based on the best information available, the Company has recorded an accrued liability of $1.0 million and $1.5 million for guaranty fund assessments as of December 31, 2021 and 2020, respectively. The Company does not know the period over which the guaranty fund assessments may be paid.

As of December 31, 2021 and 2020, the Company did not have any guaranty fund liabilities or assets related to assessments from insolvencies of entities that wrote long-term care contracts.

The Company has not established any asset for premium tax credits or policy surcharges as their recoveries are not estimable.

Litigation and Other Matters

The Company is not aware of any contingent liabilities arising from litigation or other matters that could have a material effect upon the financial position, results of operations, or cash flows of the Company.

Indemnities

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements, and service agreements. The Company has also agreed to indemnify its directors, officers and employees in accordance with the Company’s by-laws. The Company believes any potential liability under these agreements is neither probable nor estimable. Therefore, the Company has not recorded any associated liability.

Pledged or Restricted Assets

The following assets were restricted at December 31, 2021 and reported in the current financial statements:

•	Certain bonds were on deposit with governmental authorities as required.

•	Certain cash deposits were held in a mortgage escrow account.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 AND 2020 AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The following are restricted assets:

Gross Restricted
(In Thousands)
										Percentage
Restricted Asset Category	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	2021 Total	2020 Total	Increase/ (Decrease)	Total 2021 Non- Admitted Restricted	Total 2021 Admitted Restricted	Gross Admitted and Non Admitted Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
On Deposit with States	$406	$—	$—	$—	$406	$406	$—	$—	$406	0.02%	0.02%
Mortgage Escrow	18	—	—	—	18	79	(61)	—	18	—%	—%

Total Restricted Assets	$424	$—	$—	$—	$424	$485	$(61)	$—	$424	0.02%	0.02%

.

Lease commitments

The Company had a month-to-month lease agreement for its office in New York, New York with a monthly rental expense of approximately $3.3 thousand. The lease agreement terminated in April 2019.

The Company leases space for a New York office that had an initial expiration date of January 31, 2021 but was renewed in September 2020 to extend the term to July 31, 2022. Rental expenses under this lease for 2021, 2020 and 2019 were $0.8 million each year. A portion of the expense in 2021 was reimbursed by an affiliate using part of the space.

At December 31, 2021, the minimum aggregate rental commitments were as follows:

(In Thousands)	Year Ending
	December 31,	Operating Leases
	2022	$413
	2023	—
	2024	—
	2025	—
	2026	—
	Aggregate Total All Future Years	—

16.	SUBSEQUENT EVENTS

The Company has evaluated events or transactions that occurred from January 1, 2022 to April 28, 2022, the date these financial statements were available to be issued. The Company is not aware of any Type I or Type II events or transactions that occurred subsequent to December 31, 2021 having a material effect on the financial statements.